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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No: SW - 06/01

This OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT (this "Agreement") is made as of December 14th, 2001 (the "Effective Date") by and between SCANVEC AMIABLE, INC., a company ("SA") located at International Plaza Two, Suite 625, Philadelphia, Pennsylvania 19113, USA and HEWLETT-PACKARD COMPANY, a Delaware Corporation and its Subsidiaries, divisions and affiliates ("HP"), especially Hewlett-Packard Espanola, S.A. having a large and wide format printer division ("Inkjet Commercial Division") located at Avda.Graells 501, 08190 -Sant Cugat del Valles, Barcelona (Spain).

Recitals:

WHEREAS, SA designs and manufactures graphics software and composes related documentation for use with the Macintosh, Power Macintosh and PC computers,

WHEREAS, HP desires to obtain a license from SA of certain rights with respect to certain of SA's customized graphics software and related documentation used with the Windows and Macintosh platforms, as designated herein, and SA desires to grant such license to HP, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.       DEFINITIONS

1.1 "Program" shall mean SA or third party's Licensed Software(s) listed and described in Annex A annexed hereto and made a part hereof, in object code form, supporting the Windows NT, Windows 2000 and Macintosh platforms, including all Enhancements and localized versions thereto as further set forth below supplied by SA during the term of this Agreement.

1.2 "Documentation" means the manuals and other documentation that SA ordinarily makes available with the Program and any other documentation and information regarding the Program which HP reasonably requests for evaluation and use of the Program as contemplated herein, including those items listed and described in Annex A hereto.

1.3 "Deliverables" shall mean the Developed Code for the Program, Documentation and other materials to be delivered by SA to HP with respect to each Milestone.

1.4 "Specifications" means the technical and functional requirements for the Program and/or Documentation as set forth or referenced in Annex A or as otherwise agreed to by the parties.

1.5 "Development Program" shall mean the activities undertaken by the parties hereunder for the development of the Program and Documentation satisfying the Specifications pursuant to this Agreement, according more specifically to Annex A.

1.6 "Development Work" shall mean the Program, Documentation and all other results and items arising out of the Development Program, including without limitation, all Deliverables, programming materials, inventions, designs, notes, records, memoranda, documentation, models, prototypes and other materials, as well as all Enhancements, derivatives and modifications thereof, and all intellectual property rights thereto.

1.7 "Enhancements" shall mean all error corrections, bug fixes, modifications, new features, new functionalities, upgrades, versions and updates with respect to the Program or Documentation.

1.8 "HP Property" shall mean all property, including without limitation, models, tools, equipment, copies of designs and documentation and other materials that may be furnished to SA by HP or on HP's behalf or separately paid for by HP for use by SA in connection with this Agreement.

1.9 "Milestone" shall mean each development or delivery milestone of the Development Program as set forth in the "Milestone Schedule" attached hereto as Annex E. "Milestone Payment" means a payment obligation related to the achievement and acceptance of a particular Milestone.

1.10 "Specifications" shall mean the technical and functional requirements for the Program and/or Documentation

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

         as set forth or referenced in Annex A or as otherwise agreed by the parties.

1.11 "OEM Products" means, collectively, the Program and Documentation developed by SA for HP under this Agreement.

1.12 "HP Printer(s)" means any HP printer model, in all its supported configurations and subsequent revisions and replacements, and with all associated peripherals, if any, that HP desires to use in conjunction or otherwise integrate with the Program developed by SA under this Agreement.

1.13 "Subsidiaries" means an entity controlled by or under common control with a party to this Agreement, through ownership or control of more than fifty percent (50%) of the voting power of the shares or other means of ownership or control, provided that such control continues to exist.

1.14 "Launch Date of the HP Printer" means the initial date of availability of a HP Printer for sale and delivery to end-users. HP shall provide SA with notice of the Launch Date of the HP Printer with at least 30 days in advance.

1.15 "Complete Copy" of Program includes (i) a master copy of the Program in object code form (as specified on Annex A hereto) on the media described on Annex A that satisfies all functional specifications set forth in the Documentation, and (ii) all Documentation and technical manuals for the Program in the form(s) and on the media described in Annex A.

2        DEVELOPMENT EFFORT

2.1 Development. Commencing upon the execution of this Agreement, SA agrees to use its best reasonable efforts to perform its obligations under the Development Program, to achieve each Milestone and to deliver Deliverables, which satisfy the Specifications.

2.2 Program Management and Changes. Each party designates the person(s) set forth in Annex D as the primary contact of each party with respect to this Agreement, which person(s) may be re-designated by a party by notice to the other. In the event of a necessary or desired change in any material aspect of the Development Program, the parties shall use their good faith efforts to reach agreement regarding any such change in writing prior to its implementation. A proposed change shall be initiated by the proposing party in a written notice to the other party. The receiving party shall review such proposal in a timely manner. The parties agree to discuss in good faith the effect on each party of such proposed change, including any effect on the objectives and/or cost of the Development Program.

3        DELIVERY AND ACCEPTANCE

3.1 Delivery. A detailed schedule for the development of the OEM Products and the corresponding intermediate Milestones and Deliverables is specified in Annex E. SA agrees to use its best reasonable efforts to perform its delivery obligations according to the provisions contained in this Agreement and the Annex attached.

         Upon completion of each Milestone for which SA is responsible, SA shall promptly notify HP and deliver to HP the corresponding Deliverables. Prior to the delivery of any Deliverable, SA will perform its internal testing to assure that such Deliverable conforms to the Specifications. SA agrees to use its reasonable best efforts to perform its delivery obligations according to the provisions contained in this Agreement and the Annex attached.

3.2 Form of Deliverables. Deliverables consisting of software shall be in object code form only. Deliverables consisting of Documentation shall be in both human-readable and electronic formats. Other Deliverables shall be in the form and format as specified in the Milestone Schedule attached hereto as Annex A.

3.3 Acceptance. HP will have thirty (30) days from the date of receipt of a Complete Copy of the Program to evaluate it for conformity with the Specifications and shall either (a) accept the Program pursuant to the provisions of this Section 3.5 or (b) return the Program for rework or
         (c) reject the Program.

         HP will be entitled to test and evaluate any intermediate Deliverable and/or the Program by whatever means it deems appropriate consistent with SA's rights in the Deliverable and/or the Program, and SA hereby grants to HP any licenses needed for HP to perform its evaluation. Such licenses will include the right of HP to use third party subcontractors to achieve the foregoing, provided such subcontractors are approved in writing by SA and agree in writing to be bound by the confidentiality requirements of Section 10.3 of this Agreement. If HP returns a Deliverable and/or the Program for rework, SA agrees to use its best reasonable efforts to correct [UNREADABLE TEXT] the Deliverable and/or the Program for re-evaluation under the same

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

         acceptance procedure. HP shall provide SA with a written description of all listed defects in sufficient detail to enable SA to identify the areas in which the Deliverable and/or the Program do not conform to the Specifications. HP shall have the right to reject a Deliverable and/or a Program only if SA fails to materially correct the listed defects within fifteen (15) days after HP has returned the Deliverable and/or the Program to SA for rework as described above. In the event HP rejects a Deliverable and/or the Program, it will give SA written notice of rejection stating with specificity the reasons for its rejection, and this Agreement will terminate with respect to that Program. No payment will be payable to SA unless the intermediate Deliverable and/or the Program has been accepted by HP in writing. HP shall provide SA with HP's written acceptance within fifteen (15) days after the Deliverable and/or the Program in question materially conforms to the Specifications.

3.4 Program Enhancements. SA agrees to deliver to HP a Complete Copy of any Program enhancement within five (5) days of its release by SA. HP will have the right to test and evaluate the Enhancement under the acceptance procedure described above.

3.5 Access to HP Printer Prototypes. In case SA is provided with any prototype of an HP Printer to assist SA with its development and support obligations hereunder, SA agrees to comply strictly with the HP provided confidentiality obligations specified in this Agreement in connection with them, and agrees to implement at least the following additional security measures in order to protect the secrecy of such HP Printer prototypes and related printing supplies:

                  o SA will install the HP Printer prototypes in a secure, non-public location within the SA's premises.


                  o Access to the HP Printer prototypes will be restricted to authorized employees of SA only who have signed the appropriate confidentiality agreement.

                  o The HP Printer prototypes must be covered with a cover when not in use.


                  o SA will destroy all expired printing supplies (printheads, ink containers, print cleaners, media, ...) by following at least the same measures as those usually expected from a reasonable party to destroy its own confidential information.

                  o The HP Printer prototypes will not be used by SA for any other purposes different than those related to this Agreement.

                  o HP will have the right to visit SA's premises during normal business hours, with a prior notice of ten
                           (10) days written notice by HP and not more frequently than twice in any twelve (12) month period, solely for the purpose of verifying the compliance of the security measures mentioned above by SA.

4        OWNERSHIP AND LICENSES

4.1 License to the Program. SA hereby grants to HP, under SA's intellectual property rights, a non-exclusive, worldwide license to use, reproduce, display, distribute, import and disclose the Program in object code format only for use in conjunction with an HP Printer.

         Such use limitation will also apply in the case of Enhancements for distribution to customers for support and maintenance purposes. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing, and distribute the Program and/or Enhancements through any method HP deems appropriate, including but not limited to electronically through HP websites.

4.2 License to the Documentation. SA hereby grants to HP, under SA's intellectual property rights, a nonexclusive, worldwide license to use, reproduce, display, translate, import, disclose, distribute, modify and prepare derivative works or compilations of: (a) the Documentation; and
         (b) modifications, derivative works and compilations based upon the Documentation for use with a Program. These rights are exercisable in any medium. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing, and distribute the Documentation and modifications, derivative works and compilations based upon the Documentation through any method HP deems appropriate, including but not limited to electronically through HP websites.

         The right to modify and prepare derivative works and compilations is granted solely for the purposes of combining Documentation of more than one program, condensing Documentation, and formatting and preparing Documentation for user accessibility.

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - O6/01


         a non-exclusive, worldwide license to capture visual images of the Program screen displays and packaging, the Documentation and the CD-ROM, if any, and to use, reproduce, display, perform, distribute, import and modify such photographs and modifications and images solely in connection with HP's marketing and support of the Program and training with respect to the Program. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing.

4.4 Restrictions. HP will not disassemble, reverse engineer or otherwise modify any Program without prior written authorization from SA.

4.5 Localized Versions. The licenses granted hereunder with respect to the Program and associated Documentation will include all localized versions thereof developed by or on behalf of SA. Upon the request of HP, SA agrees to use its best reasonable efforts to localize the Program for additional countries upon a schedule and cost to be agreed upon in good faith by the parties.

         In the event that SA fails to make commercially available such a localized version of the Program under the schedule agreed upon, then SA agrees to grant to HP, on terms to be reasonably agreed upon in good faith, a non-exclusive license to modify the Program in order to localize the Program, and the non-exclusive right to use, reproduce, display and distribute such localized versions developed by HP, in object code form, to end users directly or through HP's third party channels of distribution. HP may subcontract its localization efforts, subject to confidentiality restrictions reasonably satisfactory to SA. Under such license, SA will provide HP, on payment terms to be reasonably agreed upon in good faith, with reasonable technical assistance, all necessary object code Program and any related compilers, utilities, listings or other materials necessary for HP to create a localized version of the Program, which HP agrees to treat as Confidential Information of SA under Section 10 herein in perpetuity or the longest period allowed by law.

4.6 Trademarks. Neither party is granted any ownership in or license to the trademarks, marks or trade names (collectively, "Marks") of the other party. Notwithstanding the foregoing, SA acknowledges that HP may use SA's name and the name of the Program in the course of marketing and distributing such Program as bundled with the HP Printer. The style and text regarding the aforesaid use shall be subject to SA's prior written consent. HP will assure that a notice is affixed to or accompanies the Program stating that the Program incorporated therein is licensed exclusively for use by the purchaser thereof, but only to the extent that such use is reasonably necessary for the proper use of the HP Printers for the purposes for which they were designed and providing that such Program shall not be used otherwise than as authorized under the license terms.

4.7 Ownership. Subject to the rights and licenses granted to HP hereunder, SA retains all right, title and interest in the Programs and Documentation, and the commercial exploitation of same, including, without limitation, all copyrights, patent, trade secret, proprietary and/or all other intellectual property rights.

         Notwithstanding above, SA will need HP's prior written authorization to use any material developed under this Agreement to develop, license, distribute or market other software programs, and will not use any HP know-how, confidential information or trade secret obtained, accessed or received under this Agreement for any purpose other than the performance of this Agreement without HP's prior written consent.

4.8 Software License Terms. HP will be entitled to use its then current standard form software license terms for marketing and sublicensing the Programs under this Agreement so long as the content of such software license form is substantially similar or stricter to that contained in the form attached hereto as Annex C.

         End-user will have the right to install a copy of the Program in an unlimited number of computer units connected to the HP Printer unit, as far as the Program is used only in conjunction with such HP Printer unit.

4.9 Copyright Notices. Unless otherwise stated in the Annexes attached, HP agrees that it will not remove any copyright notices, proprietary markings, trademarks or tradenames of SA from the Program or Documentation. SA and HP agree that a second HP copyright notice in HP's standard copyright notice form may be added to any HP modification authorized in writing by SA.

5        PROGRAM MAINTENANCE AND SUPPORT

5.1 Maintenance and Support. SA agrees to provide HP and its customers with ongoing maintenance and support for the Program as set forth in Annex F hereto. Unless otherwise agreed in Annex H, provisions agreed to in Annex F will be also applicable for Annex H ("HP Eiffel RP SW RIP porting to MAC OS X Contract Specification") SA agrees to maintain such number of qualified personnel as is necessary to provide such timely and knowledgeable maintenance and support service.

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

         Notwithstanding any termination of this Agreement other than resulting from any breach of this Agreement by HP, SA agrees to maintain and support the Program distributed by HP for at least five (5) years after the Launch Date of the Program.

         In the event that SA fails to comply with their maintenance and support obligations under this Agreement and such failure continues for a period of fifteen (15) days after written notice from HP to SA, then SA will grant HP with a non-exclusive license to use object code of the Program in order to maintain and support the Program, and the exclusive, worldwide right to use, reproduce, display and distribute such modified versions developed by HP, in object code form, to end users directly or through HP's third party channels of distribution. HP may subcontract its maintenance and support efforts, subject to confidentiality restrictions reasonably satisfactory to SA. Under such license, SA will provide HP with reasonable technical assistance, all necessary object code of the Program and any related compilers, utilities, listings or other materials necessary for HP to maintain and support the Program, which object code HP agrees to treat as Confidential Information of SA under Section 10 herein in perpetuity or the longest period allowed by laws.

5.2 Technical Assistance and Training. SA agrees to provide to HP such technical assistance and training to HP personnel as set forth in Annex F in order for HP to use, copy and distribute the Program as contemplated herein.

5.3 New HP Printers. The parties intend that during the term of this Agreement, the Program will be compatible with future releases and revisions of the HP Printers, including new or revised versions of the operating systems for the HP Printers, provided that such new HP Printers support the Program, and with and future releases and revisions of currently existing or non-existing third party host operating systems. Upon request by HP, SA agrees to use its best reasonable efforts to provide HP with the Program adapted for use with such new HP Printers within ninety (90) days after notification from HP, provided that HP makes available to SA such hardware and Program reasonably necessary for SA to develop and qualify such adapted Program.

         Amounts to be paid by HP to SA for these adaptations of the Program will not exceed the then-existing rate SA charges its most favored customers for similar works.

5.4 Backward Compatibility. Any subsequent Program will be backward compatible with the previous version of the Program provided by SA under this Agreement.

5.5 HP Proposed Enhancements. HP may from time to time request significant functionality Enhancements to the Program. SA agrees to use its best reasonable efforts to provide HP with such functionality Enhancements to the Program.

         Amounts to be paid by HP to SA for these Enhancements to the Program will not exceed of the then-existing rate SA charges its most favored customers for similar works.

5.6 Obligation to update OEM products. Unless otherwise agreed in the correspondent Annex, SA agrees to provide Enhancements to the OEM Products as detailed in Annex A, within 6 months from the Launch of the HP Printer for localized PS drivers, localized installers and color calibration. Furthermore, SA agree to use its best efforts to update the OEM Product as detailed in Annex A to be compatible with OS X, pursuant to the OS X wording in Annex H.

6        PAYMENT

6.1 Payment. HP agrees to pay SA according to Annex B, unless otherwise set forth herein.

         (a) Milestone payments, if any, will be made within thirty (30) days after acceptance by HP of the Deliverables associated with such Milestone. In the event that a Milestone is missed due to a delay caused by HP, half of the NRE due shall be paid to SA on the original milestone date. The other half of the NRE will be paid when the Milestone is achieved. In the event that a Milestone is missed due to a delay caused by SA, HP shall not make the payment of the NRE, until SA achieves the Milestone.

         (b) Per-unit license fees, if any, will be based on the number of HP Printers using the Program that are sold, will be earned on the date HP ships such HP Printer to its customer, and will be paid quarterly within thirty (30) days after expiration of each HP fiscal quarter. Payment of per-unit license fees shall be accompanied by HP documentation in reasonable detail identifying the number of units sold to each HP customer during the quarterly period for which payment is due. No license fee shall be due (i) for HP Printer units reasonably used for development, training or demonstration purposes by third parties, (ii) for HP internal use, or (iii) in the case of shipments by HP to existing owners of HP Printers and the Program, in order to upgrade, support or maintain the Program.

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

6.2 Audit. Upon fifteen (15) days prior written notice to HP, SA may, at its own expense, appoint a nationally recognized independent auditor, to whom HP has no reasonable objection, or designate SA's regularly engaged certified public accounting firm, to audit and examine such records at HP's offices during normal business hours, solely for the purpose of confirming the accuracy of license payments hereunder. Such audit may be made no more often than once every twelve (12) calendar month period. In the event that an audit reveals an overpayment by HP, SA agrees to promptly refund or credit HP for such overpaid amount. In the event that such audit reveals an underpayment by HP, HP agrees to pay for the audit and promptly pay SA the amount of such underpayment. This right of audit will be subject to SA's auditor executing HP's standard Confidential Disclosure Agreement.

6.3 Fee Warranty. SA warrants that the amounts payable hereunder by HP are no greater than those for any other licensee for similar quantities of those software programs on similar non-HP hardware that correspond to the Program under this Agreement, and SA agrees to retroactively pass on to HP the lowest rate or price it has given to any other licensee, commencing effectively on the date it so grants the lower rate or price to any other licensee.

6.4 Taxes. HP will be solely responsible for taxes on amounts paid to SA by HP under this Agreement, including all state and local use, sales, withholding, property (ad valorem) and similar taxes, but excluding any taxes based upon SA's net income.

7        WARRANTY AND INTELLECTUAL PROPERTY PROTECTION

7.1 General Warranty. SA warrants that it has full power and authority to grant HP the rights granted herein and that the Program and accompanying Documentation will be free of any and all restrictions, settlements, judgments or adverse claims.

7.2 Program Warranty. SA warrants that the Program referred to herein will operate in accordance with and substantially conform to the Documentation, manuals, any specifications provided or agreed to, and any relevant data sheet or promotional literature provided by SA to HP. Such warranty shall remain in effect for a period of ninety (90) days from the Launch Date.

7.3 Encumbrances Warranty. SA warrants that the Program referred to herein will be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership, be free from any liability for royalty payments owed to any third parties, and, to the best of SA's actual knowledge, that the OEM Products delivered to HP will be free of viruses.

7.4 No Infringement. SA warrants to HP that, to the extent of SA's actual knowledge, the Program, alone or when use in combination with the HP Printer accompanying Documentation, trademarks, copyrights and trade names of SA referred to in this Agreement does not violate or infringe any patent, copyright, trademark, trade secret or other proprietary right of any third party and that SA is not aware of any facts upon which such a claim for infringement could be based. SA will promptly notify HP if it becomes aware of any claim or any facts upon which a claim could be based.

7.5      Intellectual Property Protection.

         (a) SA will, at HP's option, defend and hold harmless HP, and its Subsidiaries, from any claim, suit, or proceeding alleging that the Program, or any combination of the Program with an HP Printer, or the Documentation, or any part thereof, or any Printer provided as part of SA's support services furnished by SA under this Agreement constitutes an infringement of any third party's patent, copyright, trademark, trade name, other proprietary right, or unauthorized trade secret use. SA agrees to pay all damages and costs awarded with respect to such claim or agreed to by SA in any settlement of that claim, up to an amount not to exceed ) for each of the Programs/Products annexed to this Agreement.

         (b) In case any Program or Documentation or any part thereof in such suit is held to constitute an infringement and its use is enjoined, SA will, at its own expense and at its option (i) procure for HP and its customers the right to continue use, or
                  (ii) if applicable, replace the same with a no infringing program and documentation of equivalent function and performance, or (iii) modify them so they become noninfringing without detracting from function or performance.

         (c) HP will give SA prompt notice of any such claim or action; and will give SA the authority, information, and reasonable assistance (at SA's expense) necessary to defend. If SA does not diligently pursue resolution of the claim nor provide HP with reasonable assurances that it will diligently pursue

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

                  resolution, then HP may, without in any way limiting its other rights and remedies, defend the claim.

         (d) Notwithstanding the foregoing, SA will have no responsibility for claims arising solely and directly from (i) unauthorized modifications of the Program made by HP if such claim would not have arisen but for such modifications, or (ii) unauthorized combination or use of the Program with Printers not contemplated herein if such claim would not have arisen but for such combination or use.

         (e) SA shall have no liability for any claim arising solely and directly from: (a) the sale or use of a superseded or altered model or release of the Program is such infringement would be avoided by the sale or use of a current or unaltered model or release of the Program and such claim is based on the Program which were sold by HP after a date agreed by both parties; (b) the operation or use of any Program furnished under this Agreement in a manner not contemplated by this Agreement and not otherwise authorized in writing by an authorized representative of SA; (c) the combination or use of any Program with equipment, software or other material not contemplated by the present Agreement and not authorized in writing by an authorized representative of SA, if such infringement would have not occurred but for such combination or use; (d) any claim of infringement by the combination the of the Program with the Hp Printer, if the Program alone would not infringe and additionally the Program would not contribute to such infringement.

         (f) THIS SECTION 7.5 STATES THE ENTIRE LIABILITY OF SA AND HP WITH RESPECT TO ANY CLAIM OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS BY THE PROGRAM OR DOCUMENTATION.

7.6 Epidemic Failure Warranty. In addition to the warranties specified herein, SA warrants the Program against epidemic failures through the fault of SA for a period of three years after HP's acceptance of the Complete Copy of the Program. An epidemic failure means the occurrence of a failure resulting in 70% of the Program user base expressing intent to return the Program for refund. In the case of an epidemic failure through SA's sole liability for a breach of the aforesaid epidemic warrants SA shall reimburse HP for all reasonable out-of-pocket costs incurred by HP in recalling, replacing, or repairing the affected Programs in an amount not exceeding the amounts paid by HP to SA under this Agreement. Epidemic failure related reimbursements shall be made within forty-five (45) days after receiving an itemized invoice therefore from HP with supporting documentation in reasonable detail.

7.7 Warranty Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, SA MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE PROGRAM, THE DELIVERABLES AND/OR ANY OTHER PRODUCTS OR SERVICES PROVIDED BY SA UNDER THIS AGREEMENT, THEIR MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE,

8        TERM AND TERMINATION

8.1 Term. Unless otherwise terminated earlier under this Section 8, the initial term of this Agreement will be twelve months after the Launch Date for the first HP Printer unit which use the Program (the "Term"). After the initial Term, this Agreement will be automatically extended for up to four (4) additional six-month periods, unless terminated upon 60 days advance written notice by HP prior to expiration of the initial Term or of any additional six-month periods. Notwithstanding, HP shall have the right (and SA will be obligated in such regard) to extend this Agreement for the whole manufacturing life of the HP Printer, provided, however, such extension will not exceed two (2) years in the absence of SA's written agreement to extend this Agreement for a longer period.

8.2 Termination for Breach. Either party may terminate this Agreement by written notice to the other party if the other party breaches any material provision of this Agreement and such breach is not cured within thirty (30) days after written notice thereof is received by the breaching party, or if such breach cannot be cured within such thirty
         (30) day period, such longer period as may be necessary to cure the breach provided the breaching party commences such cure within such thirty (30) days and pursues such cure diligently to completion.

8.3 Cancellation of an HP Project. In case HP decides to cancel the introduction of an HP Printer, HP may at its sole discretion terminate this Agreement for the concerned Program by providing SA with thirty
         (30) days prior written notice. Upon receipt of such notice, SA will use its reasonable efforts to minimize the expenses to be incurred in such thirty-day period. Upon termination of the Agreement, HP will reimburse SA for the reasonable expenses actually incurred by SA under this Agreement in connection with such Program.

8.4 Prior Termination. This Agreement may be terminated at any time upon sixty (60) days prior written notice by either party if either party files a voluntary petition in bankruptcy or under any similar insolvency law, makes an assignment for the benefit of its creditors become insolvent, or if any involuntary petition in bankruptcy or

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

         under any similar insolvency laws is filed against it, or if a receiver is appointed for, or a levy or attachment is made against substantially all of its assets, and such involuntary petition is not dismissed or such receiver or levy or attachment is not discharged within ninety
         (90) days after the thing or appointment thereof.

8.5      Effect of Termination.

         a) In the event of termination by HP due to material breach of SA prior to delivery and acceptance of the Program to HP which remains uncured after the applicable grace period:

                  SA shall within fifteen (15) days deliver to HP all development work made prior to the effective date of such termination, in object code only, and all HP property and information in SA's possession relating to the Program. In the event of such termination and contemporaneously with the delivery, HP shall be relieved of all obligations to make payments for any Deliverables that were not accepted by HP.

                  SA shall make available to HP all necessary object code relating to the development work and any related compilers, utilities, listings or other materials necessary for HP to develop or have developed the Program, and will grant a license to HP on the pre-existing Program under similar license terms than the license described in Section 4.1.

         b) In the event that HP terminates the Agreement due to a material breach of SA after delivery and acceptance of the Program which remains uncured after the applicable grace period:

                  HP shall have the right to terminate this Agreement;

                  any licenses granted to SA by HP hereunder shall immediately terminate;

                  SA shall immediately return to HP all HP property or information then in possession of SA; HP will have the right of license to use the Deliverables or the Program at least for the period of time up to the end of the Term of the Agreement, according to Clause 8.1; and

                  If HP elects not to terminate this Agreement, the rights and licenses granted to and the obligations of HP under this Agreement will survive so long as HP continues paying SA the per-unit license fees agreed under this Agreement and provides SA with at least thirty (30) days advance written notice of HP's election to terminate this Agreement.

         (c) Notwithstanding any termination of this Agreement, all sublicenses granted to end users for use of the Program and for which SA has been compensated under Section 6 of this Agreement will survive.

8.6 Survival. Notwithstanding any termination of this Agreement, the provisions of this Agreement regarding, payment, support, warranty, indemnification, liability, confidentiality, effect of termination and the miscellaneous provisions will survive for a period of two (2) years from the termination date.

9        LIABILITY

9.1 Indemnity. Either party agrees, at its sole expense, to indemnify, defend, and hold the other party, its agents, employees, successors and assigns, harmless for, and forthwith reimburse such party, its agents, employees, successors and assigns, for any loss, cost, damage or expense (including reasonable and other reasonable costs of litigation) up to the amount paid by HP to SA on the project in question (including NREs and license fees during the term of the Agreement), arising from the breach by the other party of any of its obligations under the terms and provisions of this Agreement.

9.2 Force Majeure. Neither party shall be liable for any failure or delay in its performance under this Agreement to the extent that such performance is rendered impossible due to acts of God, acts of civil or military authority, tires, floods, earthquakes or other similar situations as far as:

         (a) the force majeure situation (i) was not reasonably foreseeable when the agreement was made, (ii) is beyond the control of the non-performing party and (iii) is not caused by the negligence or willful misconduct of such party, and

         (b) the non-performing party (i) has taken all reasonable steps to avoid or mitigate such situation and its consequences, (ii) has not defaulted in performing the obligation before the events occurs, (iii) makes all reasonable efforts to remedy such delay in its performance, including but not limited to actions under business recovery plan, (iv) gives the other party immediate written notice of such actual or

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

                  the other party reasonably requires.

         If performance is delayed for a continuous period of 1 month or it is foreseen that performance for a continuous period of three (3) months, the party to whom performance is owed may terminate in part or in full this Agreement by written notice to the other party.

9.3 Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, UNLESS EXPRESSLY PROVIDED OTHERWISE UNDER THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF THE OTHER (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS) ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, SAID LIMITATION OF LIABILITY IN NO MANNER REDUCES OR LIMITS SA'S OR HP'S LIABILITIES AND INDEMNITIES UNDER
         SECTION 7.5 ABOVE OR THE PARTIES' OBLIGATIONS UNDER SECTION 10.3 OF THIS AGREEMENT.

10       CONFIDENTIAL INFORMATION

10.1 The Program. The Program in object code form and related Documentation provided to HP hereunder are deemed non-confidential, and HP is not under any obligation to SA to restrict access to or use of such Program in object code form or related Documentation, provided HP complies with the terms of this Agreement.

10.2 Confidential Information. During the term of this Agreement, either party may receive or have access to technical information, as well as information about product plans and strategies, promotions, customers and related non-technical business information which the disclosing party considers to be confidential ("Confidential Information"). In the event such information is disclosed, the parties shall first agree to disclose and receive such information in confidence. If then disclosed, the information shall (i) be marked as confidential at the time of disclosure, or (ii) if disclosed orally but stated to be confidential, be designated as confidential in a writing form by the disclosing party summarizing the Confidential Information disclosed and sent to the receiving party within a reasonable period of time after such oral disclosure. Notwithstanding any provision to the contrary, all object code provided by SA or HP to the other, and all business information with respect to any unpublished SA or HP products, are deemed Confidential Information for the purposes of this Section 10.

         It is expressly agreed that at least the following information will be deemed as HP Confidential Information for the purposes of this Section 10, whether identified in written as confidential or not:

                  o        ERS (External Reference Specifications) documents

                  o Interface Specification: PCL3GUI and PJL interface, compression/filtering, print modes description, color calibration process, HP jetadmin

                  o HP Printer and related printing supplies development and manufacturing plans (volumes, pricing strategy, intro dates, features, etc), while not public

                  o HP formulation of color conversion (CMYK to CMY conversion formula)

10.3 Protection of Confidential Information. The receiving party will protect any such Confidential Information of the disclosing party from unauthorized disclosure to third parties with the same degree of care as the receiving party uses for its own similar information for a period of five (5) years from the date of disclosure, unless otherwise provided in this Agreement. The foregoing restriction will not apply to any information which is (i) already known by the receiving party prior to disclosure, (ii) independently developed by the receiving party prior to or independent of the disclosure, (iii) publicly available,
         (iv) rightfully received from a third party without a duty of confidentiality, (v) disclosed under operation of law without imposition of further confidentiality requirements of the recipient of the Confidential Information, or (vi) disclosed by the receiving party with the disclosing party's prior written approval.

11       MISCELLANEOUS CLAUSES

11.1 Cost, Schedule and Resources Deviation Review Process. HP and SA will mutually agree on a review process that will be carried out on a two-week basis by SA and that will identify the possible deviations in the cost

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

         schedule and in the allocation of resources for the project. In case that this review process reveals any deviation that may affect any of that three metrics of the project:

         a) SA shall, within five (5) working days from the date of termination of the review process, formally notify to HP the cost estimate that the deviation may suppose to the whole project, and will provide HP with a proposal to minimize that formerly unexpected cost;

         b) Both parties shall, within five (5) working days after the formal notification to HP by SA, reach an agreement on the impact and minimization of cost, based on SA notification mentioned in a) above;

         In case SA does not provide HP with the notification stated in this section 11.1 a) on a two-week basis, HP will assume that no deviation has taken place, neither in cost, nor in schedule, nor in allocation of resources while carrying out any Development Work in previous two-week period.

         This review process shall be carried out in parallel and without hindering or delaying any work within the project, which shouldn't be impacted at all.

11.2 Publicity. SA and HP agree not to publicize or disclose the existence or terms of this Agreement to any third party without the prior written consent of the other party except as required by law, as expressly permitted in this Agreement or, in the case of SA, as otherwise deemed necessary by SA or HP in connection with disclosure to shareholders, governmental or other regulatory organizations, and/or SA's professionals, subcontractors or consultants. SA will not publicly acknowledge that it is the source of the Program except as aforesaid. In particular, no press releases shall be made without the mutual written consent of each party. In order to minimize the risk of unintentional disclosures of this Agreement by HP, HP will use its reasonable efforts to inform its employees about the confidential nature of this Agreement.

11.3 Notices. All notices to be given under this Agreement must be in writing addressed to the receiving party's designated recipient specified in Annex D. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

11.4 Annexes. Each Annexes attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made.

11.5 Independent Contractors. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint venturer of or with the other.

11.6 Assignment. Neither party may, directly or indirectly, in whole or in part, neither by operation of law or otherwise, assign or transfer this Agreement or delegate any of its obligations under this Agreement without the other party's written consent. Any attempted assignment, transfer or delegation without such prior written consent will be void. Notwithstanding the foregoing, either party, or their permitted successors, assignees or transferees, may assign or transfer this Agreement or delegate any rights or obligations hereunder without consent, but with at least thirty (30) days advance and written notice to the other party: (1) to any entity controlled by, or under common control with, the assigning party, or its permitted successive assignees or transferees; or (2) in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of the assigning party, or its permitted successive assignees or transferees. No such assignment shall constitute a release of the assigning party's obligations, duties and responsibilities under this Agreement. In addition, SA shall have the right to assign its rights to receive any payments from HP under this Agreement, prior communication of at least thirty days (30) days to HP. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

11.7 No Waiver. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision.

11.8 Best Efforts Obligation. Except as expressly provided herein, HP may at its sole discretion decide whether or not to use or distribute the Program, as it deems appropriate. Nothing in this Agreement shall be construed or interpreted as placing a "best effort" standard upon HP with respect to the use and distribution of the Program.

11.9 Non-Restrictive Relationship. Nothing in this Agreement shall be construed to preclude HP from independently developing, acquiring from other third parties, distributing or marketing other products which

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01

         may perform the same or similar functions as the Program provided under this Agreement.

11.10 Export Control. The parties agree to comply with all applicable United States laws and regulations that may govern the export of Program abroad, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce.

11.11 Definition of Days. All references in this Agreement to "days" will, unless otherwise specified herein, mean calendar days.

11.12 Headings. The Section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

11.13 Severability. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties 'original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

11.14 Marketing Authority. Subject to the terms and conditions contained in this agreement, HP shall have the worldwide, non-transferable, non-exclusive right to market the New HP Printer bundling the Program, provided that such marketing is consistent with the terms of this Agreement. Without limiting the generality of the foregoing sentence, nothing in this Agreement will be construed or interpreted to place a "best effort" obligation upon HP with respect to marketing the HP printers and the Program or preclude HP from independently, developing, purchasing, licensing or marketing any product which performs the same or similar function of the Program.

11.15 Entire Agreement. Except as expressly provided for in this Agreement neither party has, in executing this Agreement, relied upon any representation or other statement made by the other party or the other party's agents, representatives, employees, or attorneys. This Agreement represents the entire agreement between the parties with respect to its subject matter, and supersedes all prior communications, understandings, or agreements, whether oral or written. For purposes of construction, this Agreement will be deemed to have been drafted by both parties. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representative of each party.

11.16 Governing Law. This Agreement will be governed in all respects by the laws of the State of New York without reference to any choice of laws or provisions.

11.17 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original.

Agreed:



HEWLETT-PACKARD COMPANY                   Scanvec Amiable, Inc.





By: /s/ Merce Barcons Vilardell           By: /s/ Ramon Harel
   ---------------------------------         ----------------------------------

Print Name: Merce Barcons Vilardell       Print Name: Ramon Harel

Title: Controller                         Title: President

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No OM - 06/01


Annexes
-------

Annex A--Description of Program and Specifications

Annex B--Pricing

Annex C--Software License Terms

Annex D--Program Management and Changes.

Annex E--Schedule

Annex F--Training, Support and Maintenance

Annex G--Quality Plan

Annex H--Mac OS X native PENDING

                                    [HP LOGO]
                                     invent


                                     Annex A


                           HP Software Front End (FE)
                        External Reference Specification


                                   Version 2.9


                         HP InkJet Commercial Division


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HP SW RIP External Reference Specification                             [hp logo]
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
    Table of contents
l.  Introduction ...................................................................   11

    1.1 PURPOSE ....................................................................   11

2.  References .....................................................................   11

3.  Product release process: HP SW RIP product line ................................   12

4.  Product Overview & Target Markets ..............................................   14

5.  HP Printer platform Description ................................................   14

6.  Deliverables ...................................................................   15

    6.1. AT DEVELOPMENT ............................................................   15

    6.2. AT INTRODUCTION ...........................................................   15

7.  HP SW RIP architecture .........................................................   16

    7.1. RIP SERVER ................................................................   18

    7.2. RIP CLIENT ................................................................   19

    7.3. WEB USER INTERFACE ........................................................   19

    7.4. HP COLOR PIPELINE AND HALFTONING SUPPORT ..................................   19

8.  User platforms coverage ........................................................   20

    8.1. SUPPORTED OPERATING SYSTEM PLATFORMS ......................................   20

    8.2. POSTSCRIPT DRIVERS ........................................................   20

    8.3. WORLD WIDE SUPPORT ........................................................   20

9.  Hardware Requirements (minimum) ................................................   21

10. Use cases ......................................................................   21

    10.1. FIRST TIME INSTALLATION ..................................................   21

    10.2. SW RIP VERSION AND FUNCTIONALITY UPGRADES ................................   22

    10.3. UNINSTALLATION ...........................................................   22

    10.4. PRINTING FROM GRAPHIC DESIGN APPLICATION: PRINTER SPOOLER ................   22

    10.5. PRINTING BY USING THE "LOAD FILE" OPTION FROM THE RIP GUI ................   22

    10.6. PRINTING BY COPYING A JOB FILE TO RIP INPUT HOT FOLDER ...................   23

    10.7. PRINTING BY DRAG-AND-DROP FILE TO RIP USER INTERFACE WINDOW ..............   23

    10.8. AUTOMATIC COLOR CALIBRATION ALSO CALLED CLOSE LOOP COLOR) ................   23

    10.9. ADD NEW MEDIAS ...........................................................   25

    10.10. GETTING SW RIP SERVICE PACKS THROUGH WEB ................................   25

    10.11. HP REGISTRATION .........................................................   25

    10.12. MAINTENANCE/TROUBLESHOOTING OPERATIONS ..................................   25

11. Remote Proofing (RP) requirements ..............................................   26

    11.1. ARCHITECTURE DESCRIPTION .................................................   26

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
    11.2. JOB PROCESSING LIFECYCLE ................................................    28

    11.3. USE CASES ................................................................   29

          11.3.1. Install/uninstall ................................................   29

          11.3.2. User is proofing .................................................   29

    11.4. JOB TICKET FORMAT (SIMPLIFIED) ...........................................   30

    11.5. COLOR MANAGEMENT PROCESSING ..............................................   33

    11.6. PDF/PROOF JOB SETTINGS ...................................................   34

    11.7. GRAPHICAL INTERFACE FUNCTIONALITY ........................................   34

12. SW RIP common features .........................................................   35

    12.1. SUPPORTED FILE FORMATS FOR JOB FILES .....................................   35

    12.2. SW RIP QUEUE MANAGEMENT ..................................................   35

          12.2.1. Render-while-printing ............................................   35

    12.3. CONNECTIVITY..............................................................   36

    12.4. COLOR MANAGEMENT .........................................................   36

          12.4.1. Pantone emulation tables integration:.............................  36

          12.4.2. Press ink emulation ..............................................   36

          12.4.3. RGB emulations ...................................................   36

          12.4.4. Capability for user adding new input ICC profiles.................   36

          12.4.5. Apple Colorsync profiles compatibility ...........................   36

          12.4.6. Built-in ICC output profiles .....................................   36

          12.4.7. Easy Pantone algorithm integration (provided by HP)...............   37

          12.4.8. Automatic Black Replacement ABR...................................  37

    12.5. PRINT MANAGEMENT .........................................................   37

          12.5.1. Media source selection ...........................................   37

          12.5.2. Media type selection .............................................   37

          12.5.3. Print quality selection ..........................................   37

          12.5.4. Multiple copies ..................................................   37

          12.5.5. Job Preview ......................................................   37

    12.6. LAYOUT MANAGEMENT ........................................................   38

          12.6.1. Portrait and Landscape ...........................................   38

          12.6.2. Resizing and scaling .............................................   38

          12.6.3. Grayscale ........................................................   38

          12.6.4. Mirror............................................................   38

          12.6.5. Rotation .........................................................   38

          12.6.6. Custom page size .................................................   38

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
    12.7. FONT SUPPORT .............................................................   38

          12.7.1. Roman PS fonts ...................................................   38

          12.7.2. Double-byte PS fonts .............................................   38

          12.7.3. OpenType Fonts ...................................................   39

          12.7.4. TrueType Fonts ...................................................   39

          12.7.5. Fonts Substitution tool ..........................................   39

13. SW RIP metrics .................................................................   40

    13.1. PRINT TEST SUITE .........................................................   40

    13.2. THROUGHPUT REQUIREMENTS...................................................   40

    13.3. COLOR PERFORMANCE GOALS ..................................................   41

          13.3.1. Color Accuracy vs. Target ........................................   42

          13.3.2  Color Consistency ................................................   42

14. Licensing restrictions .........................................................   42

    14.1. DEVICE MODEL CHECK LICENSING .............................................   42

    14.2. JAPANESE FONTS LICENSING .................................................   43

15. HP products compatibility ......................................................   43

16. Summary of HP SW RIP requirements ..............................................   44

17. Eiffel GA printer device dependent features ....................................   47

    17.1. HP EIFFEL B PRINTER PLATFORM DESCRIPTION .................................   47

    17.2. DITHERING METHODS ........................................................   47

    17.3. PRINT QUALITY OPTIONS ....................................................   47

    17.4. RESOLUTIONS ..............................................................   48

    17.5. PRINTER DATA FORMAT ......................................................   48

    17.6. MEDIA SIZES ..............................................................   48

    17.7. MEDIA TYPE. ..............................................................   49

    17.8. AUTOMATIC DUPLEX PRINTING ................................................   49

18. Eiffel GA Remote Proofing (RP) release: specific requirements ..................   49

    18.1. UPGRADE PROCESS FROM EIFFEL GA TO RP .....................................   50

    18.2. MULTIPLES COPIES WITH THE DUPLEXER .......................................   50

    18.3. MULTI-PAGE JOB: ALLOW CENTER OPTION FROM THE SW RIP ......................   50

    18.4. CENTER OPTION FROM THE SW RIP WILL CENTER THE JOB IN THE PRINTABLE
          AREA, BUT SHOULD DO IT IN THE MEDIA AREA .................................   51

    18.5. INSTALL PROCESS IMPROVEMENTS .............................................   51

    18.6. ISSUE 750: CLEAN UNINSTALL PROCESS .......................................   52

    18.7. DOUBLE-BYTE XML PARSER SUPPORT ...........................................   53

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
    18.8.  OUTPUT PROFILES IS GRAYED OUT WHEN PERFRM COLOR CORRECTION IS OFF   53
    18.9.  ISSUE 1701: CUSTOM PAGE SIZES ...........................................   53

    18.10. IMPROVE MULTI-PAGE JOB PROCESSING NOTIFICATION ..........................   54

   18.11.  IMPROVE LOG ERROR NOTIFICATION MESSAGES
           TO STORE IN LOG FILE AND SEND TO THE RP ENGINE ..........................   54

19. HP ownership and Intelectual Property...........................................   55

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HP SW RIP External Reference Specification                             [hp logo]
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1. Introduction

1.1. Purpose

This document is describing the HP PostScript RIP (Raster Image Processor) solution requirements based in:

         o    A host based RIP software

         o    HP graphics printer

In this document we will refer to the HP SW RIP as the HP Front End (FE), too, because from the user point of view the SW RIP is providing the interface for the HP users.

We will use this specification to communicate Hewlett Packard Inkjet Commercial Division (HP) requirements for the future SW RIP developments so that:

o A third party company can understand HP needs and based on that make the corresponding proposal, including resources, schedule, financials, support and maintenance information

o    QA test process can be defined and documented

o    Product support requirements can be defined and documented

This document will be focused on the functional requirements rather than the design implementation details or requirements for the processes that will be used to develop the product, although some of them them will be included here in order to be more specific on some areas. References to other technical implementation documents will be provided here when needed.

2. References


The following HP documents are providing additional information on the implementation of the features described along this document:

[ 1 ]    Remote Proofing Data Exchange Format Specification

[ 2 ] HP Software Front End and Remote Proofing interface: Internal Specification Reference

[ 3 ]    API for HP Halftoning Library

[ 4 ]    Eiffel Varware Plus Programming

[ 5 ]    Eiffel Closed Loop Color Calibration

[ 6 ]    Eiffel PCL3GUI - Language specification and references

[ 7 ]    Eiffel Color Pipeline Description

[ 8 ]    Krikkit-II ERS: Troubleshooting tool for the Eiffel Printer.

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

HP SW RIP External Reference Specification                             [hp logo]
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[ 9 ]    Euler PCL3GUI PJL interface

[ 10 ]   Euler Writing System description

[ 11 ]   Euler FW Documentation on Manual Duplex Feature

[ 12 ]   XML notification format: schema and XML example

Some of the information contained in the above documents is protected as HP Intellectual Property.

3. Product release process: HP SW RIP product line

The implementation of the solution should be done in a way that it's very easy to extend the solution to cover future HP printers by adding the new functionality of the "base" version without re-implementing the core solution.

This approach will make possible the implementation of a "product line" of HP SW RIP products that will reuse the common source code modules of previous products, and it only will change the "specific driver" module needed to support the new HP printer device:

----------------------------------------------------------------------------------------------------
  BEFORE                                                NOW

 SW RIP              SW RIP                               Common modules
 customized to       customized to                        (common functionality)
 support             support
 device 1            device 2             ---->           Optional functionality for all the devices
                                                          functionality (backward compatible)

                                                          HP printer          HP printer
                                                          device 1            device 2
                                                          (Specific           (Specific
                                                          functionality)      functionality)
----------------------------------------------------------------------------------------------------

We are moving from a monolithic approach to a more modular and flexible one. This is a radical change in the way we have to develop the new SW RIP versions because:

         o There will be a "core" common RIP component that will be evolving by adding features that will be available for every HP printer device (previous or new)

         o     The previous version of the RIP will support the addition of new HP printer devices, and will keep the support of the new functionality on previous ones


That's why we will organize specification documents in those different sections:


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HP SW RIP External Reference Specification                             [hp logo]
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         o     Common requirements description: containing the features that will be supported for every HP printer device (Common SW RIP component)

         o     Specific requirements for each different HP device platform

         o     HP SW RIP roadmap: features and devices

So, a new version of this document will be delivered every time that we should describe a future HP SW RIP release requiring:

         o     Support an additional HP device, or

         o A common feature should be delivered for all the HP devices supported at that moment.

Based on this version of the document we will define the schedule (roadmap) for next SW RIP releases so that new versions will be developed in an incremental way.

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HP SW RIP External Reference Specification                             [hp logo]
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HP SW RIP External Reference Specification                             [hp logo]
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4. Product Overview & Target Markets

Every HP RIP solution consists of a RIP software version bundled with an HP specific printer.

The product will be affordable, easy to use, provide high image quality, and be plug and play.

The RIP looks and acts like a printer driver but with many of the capabilities that can be found only in a full-featured RIP. This driver RIP, using standard Macintosh and Windows user interfaces, gives customers an easy to use product with very simple installation and set up. This RIP is as easy to use as selecting 'Print' from your favorite software application. It is key factor that the workflow when using this driver like RIP is the same as with an embedded PS printer.

All of this will be available as a localized solution in English, French, Italian, German, Spanish, Japanese, Korean, Simplified Chinese, and Traditional Chinese (EFISG + JCTK).

Key Product Attributes


The Basic SW RIP solution must deliver on all of the following:

Accurate color

IQ leadership

Throughput

Ease of use

Robustness

Smooth integration into Graphic Design and/or proofing workflows

Target markets





5. HP printer platform Description

The HP printer platform can be described as:

o    Wide/Large format printer: B or larger size


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HP SW RIP External Reference Specification                             [hp logo]
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o    Internal Color calibration device

o    Languages: PCL3GUI embedded interpreter

o    Connectivity specs

     o    EIO slots for network cards

     o    USB and parallel

     o    TCPI/IP, AppleTalk

6. Deliverables

HP expects to receive from the 3rd party a functional software solution that will meet or exceed the specifications described through this document. This includes the following components:

6.1. At development

     1. Standard Project documentation: the contractor will deliver standard project documentation (project plan, quality and test plans and schedule) as well as other documentation that might help synchronizing the development (User Interface specifications,)

     2. Intermediate Program releases: alpha and beta releases, before the final Gold Master release, will be delivered, with documentation describing the included functionality, limitations and code changes between them (release notes).

     3. Defect tracking information will be exchanged between HP and the contractor in the development phase. HP will use the HP internal system, and the appropriate data format template, suitable for the contractor, will be defined.

     4. Beta software and documentation: for evaluation purposes, to be installed at customer selected sites.

     5. Training Plan: for HP Technical support and HP "product experts" at Customer Care Centers (CCC)

6.2. At Introduction

     1. Host-based SW RIP in CD-ROM and WEB packs for Mac & Win: It will meet the functionality specs when installed in all the supported Operating Systems, worldwide. The distribution in different packages (CDs or WEB packs) depending upon the final software size.

     2. Localized Installer: The SW RIP could be split in several packages (CDs or WEB), based on geographical regions and the room needed for each SW RIP version. A user-friendly setup process is mandatory, so that the user could install the software rebooting only once and having as less interactivity with the installer as possible.

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HP SW RIP External Reference Specification                             [hp logo]
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     3.   Pantone tables files: provided by HP, and integrated in the SW RIP pack by the third party. To be distributed to the final user by CD or WEB.

     4. Other components required for installation: These will include PostScript drivers, and other OS required services and/or tools. To be distributed by CD or WEB.

     5. User Manuals (localized): These documents should cover the User's Guide, Network installation, Color calibration. HP will provide the localization of the documentation, by using the English version provided by S-A.

     6.   On line Help

          The on-line help will be accessible from a button located in the RIP UI. The Help will be context sensitive and will be localized to the supported languages. We could have local files, but also reference to WEB help.

     7. Readme file: Last minute changes, application notes, known limitations, not necessarily localized. Up-to-date future versions will be distributed by WEB, too.

     8.   Software License. HP will provide the text file for the licensing

     9.   Artwork for the CD, Sleeve with HP logo, etc. Provided by HP.

HP will decide on the strategy to follow in order to manufacture the software
RIP.

     7.   HP SW RIP architecture


The "pure" HP SW RIP Solution (I mean, without Remote Proofing, Maintenance tool, ... that will be described later) will be based on the following components:

o RIP server, running in a host machine, acting as the controller of the HP printer device

o    RIP client: PS drivers + PPD, in the PC and Mac workstations

o The necessary mechanisms to access to the RIP server from the client workstations:

     o    Remote printer queue

     o    WEB GUI

According to the client/server architecture, there are 2 different possible configurations:

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HP SW RIP External Reference Specification                             [hp logo]
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        HP SW RIP printing pipeline overview for Standalone configuration

                                        RIP server computer: the application and
                                       the RIP software run on the same computer

                                  -----------
                                    Graphics
                                  application
                                  -----------
                                        |
                     Printing and app. file format (no PDF)
                                        |
                               -----------------
                               Print spooler: PS
                                  driver + PPD
                               -----------------
                                        |
                                 PS file format
                                        |
                                    -------
                                    RIP hot
                                     folder
                                    -------
                                        |
                                 SW RIP Engine
                                        |
                            ----------------------
                            |                     |
                         ---------           ---------
                         HP device           HP device
                         driver 1            driver 2
                         ---------           ---------
                            |                     |
                         -----------------------------
                                   IO driver
                         -----------------------------
                                        |
                            ----------------------
                            |                     |
                          -------               -------
                          Graphic               Graphic
                          -------               -------


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HP SW RIP External Reference Specification                             [hp logo]
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        HP SW RIP printing pipeline overview for Client/Server configuration

                                                            Client workstations:
                                                  communicates to the RIP Server
                                                    computer through the network

                         -----------
                           Graphics
                         application
                         -----------
                               |
            Printing and app. file format (no PDF)
                               |
                      -----------------
                      Print spooler: PS
                         driver + PPD
                      -----------------
                               |
                        PS file format             Network: TCP/IP or AppleTalk
                               |
                         -------------                      RIP Server computer:
                         Print spooler                    receives requests from
                         -------------                       client workstations
                               |
                           -------
                           RIP hot
                            folder
                           -------
                               |
                        SW RIP Engine
                               |
                   ----------------------
                   |                     |
                ---------           ---------
                HP device           HP device
                driver 1            driver 2
                ---------           ---------
                   |                     |
                -----------------------------
                          IO driver
                -----------------------------
                               |
                   ----------------------
                   |                     |
                 -------               -------
                 Graphic               Graphic
                 -------               -------

7.1. RIP Server

The RIP server will act as a Printer server, accepting jobs to be printed from several sources. It will also control the communications with the HP printer device.

It won't be necessary to explicitly launch the RIP (automatic launch at power up time or when a job is submitted for Ripping).

The RIP server will be accessible from all the workstations connected in the network. If the network is supporting different protocols (AppleTalk, TCP/IP), the RIP will be able to accept print jobs coming from any of them. This would allow different platforms to coexist (e.g. WinNT print server in a network of Mac clients).

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HP SW RIP External Reference Specification                             [hp logo]
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It can be acceptable that mixed configurations are limited to a Window
NT/2000 server running in an AppleTalk LAN: if the user installs the MAC services on WNT4.0 or W2000 server he will be able to export the hot folder so that the MAC SW RIP client will be able to print to FILE in the exported hot folder, then, the RIP server will get the file from the hot folder and will print it

The user will be able to print jobs from the client workstation and the RIP server.

7.2. RIP client

All the workstations connected to the network will be able to send jobs to the RIP server through the RIP client software.

Macintosh workstations connected to the network will print jobs by using a RIP shared printer from the MAC Chooser. The Chooser will provide services for both the AppleTalk protocol and TCP/IP.

Windows workstations connected to the network will use TCP/IP protocol.

A RIP server will be able to manage job submits from different workstations using different protocols at once.

7.3. WEB user interface

The HP SW RIP will use a WEB based user interface that will make possible:

     o Flexibility to include links to other HP WEB based components (eServices, maintenance tool,)

     o    The SW RIP UI will be accessible from client workstations

     o Reduce the development cycle in terms of reusing the same interface for the different operating systems

    To make possible this implementation we will have:

     o A WEB server running in the RIP server machine. This WEB server will be installed with the RIP software

     o A modular architecture separating RIP UI from RIP processor through a well documented API is needed

     o    We will require TCP/IP setup on client and server machines

The detailed layout of the WEB UI panels, menus and options will be specified in a separate document. At least we should cover the same functionality that it's provided in the Eiffel GA application-based user interface.

7.4. HP Color Pipeline and Halftoning Support

The RIP printing pipeline converts, through a long series of steps, the input files into data that may be sent to the print engine. To optimize the inkjet output, part of this pipeline consists of an HP library incorporated into the Front End. The HP

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HP SW RIP External Reference Specification                             [hp logo]
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library will process the job data just after it has been ripped into CMYK contone data, performing the following:

     o    Conversion from 4 to six colors.

     o    Ink limiting.

     o    Color linarization

     o    Halftoning.

The integration of this library (provided by HP in form of a DLL file for Windows, and a similar format for MAC) is described in detail in the document "API for the HP Imaging Library". Additional documentation will describe the external resources required by the library, stored in the File System of the server, and the meaning of each field of the file contents.

8. User platforms coverage

8.1. Supported operating system platforms

o    Macintosh support for Mac OS 8.6, 9.X

o    MAC OS X classic mode, all the latest versions existing in the market

o    Windows 98, ME (Millennium), NT4.0 and 2000 support

o    Support for next MS Windows XP.

8.2. PostScript drivers

     o    Adobe PS8.7 or LaserWriter for Macintosh (EFGISJKCT)

     o    Adobe PS4.4 for Windows 95/98 (EFGISJKCT)

     o    Adobe PS5.2 for WinNT4.0 (EFIGSJKCT)

     o    Microsoft Pscript for W2000 (EFIGSJKCT) and XP

8.3. World wide support

The solution should ensure a WW supported RIP. In order to achieve this objective, the following localizations shall be provided:

o    English

o    French

o    Italian

o    German

o    Spanish

o    Portuguese

o    Japanese

o    Simplified Chinese

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o    Traditional Chinese (Taiwan)

o    Korean

Too, it's required that the English version of the software RIP can work without problems on the following additional Operating system localizations:

o    Holland

o    Portuguese

o    Swedish, Norwegian, Finish, Danish

o    Hebrew

o    Arabian

9. Hardware Requirements (minimum)

                              --------------------
                              Minimum requirements
                              --------------------

                                   Windows 98

                             Pentium III processor

                                     400MHz

                                   128MB RAM

                               2GB min disk Space

                              --------------------
                                     Mac G3

                                   128MB RAM

                               2GB min disk space

                              --------------------

The recommended hardware requirements will be fine tuned for each SW RIP solution.

10. Use cases

In this section we describe the user scenarios for the main SW RIP functionality.

10.1. First time installation

The CD ROMs will use an autorun mechanism to automatically "boot up" when the CD is inserted in the CD drive. If autorun is not supported the user will start the installation by launching a setup application located at the root level of the CD.

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HP SW RIP External Reference Specification                             [hp logo]
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The start-up screen gives the user the option to select one of the supported languages. Once a language has been selected all other dialog box selections, prompts, and user help will be in that same language.

Then, the installer software will show the different pieces of software that can be installed:

o    SW RIP, 2 options:

     o    Client installation

     o RIP server installation: this option will install also the HP Remote Proofing engine files when required

o    HP maintenance tool (Developed by HP, so, we are the owners)

o    HP registration: will be run automatically at installation time

10.2. SW RIP version and functionality upgrades

The user will be able to upgrade from the "Client workstation" setup to install the "RIP server" later without requiring any previous uninstallation step.

Too, it will be possible to upgrade the current SW RIP version to include new HP printer devices support, and additional functionality (for instance, tiling support), without requiring a complete installation.

If, at installation time, it's detected an older version of some previously installed software, the installer shall be able to propose the upgrade to the new version to the user.

10.3. Uninstallation

It shall be provided a tool to uninstall all the components of the software RIP for each supported operating system.

10.4. Printing from graphic design application: printer spooler

A spooler is a logical PS printer queue, which it's configured according to the PS driver and PPD (PS Printer Description) file.

This architecture will provide a printer driver-like solution, from the client perspective, in such a way that users can print just by selecting "print" in the graphic application.

If there is a conflict between the settings defined in the client driver and the default settings defined in the RIP server, the client settings will be used. E.g. the user selects best quality while in the server defaults, the quality is set to normal. The server settings will be used only when a setting is not specified in the incoming job file.

10.5. Printing by using the "Load file" option from the RIP GUI

The user will click on the "Load file" ("Submit new job") option from the RIP GUI, and will select the file to print by using a file browser.

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HP SW RIP External Reference Specification                             [hp logo]
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10.6. Printing by copying a job file to RIP input Hot Folder

The RIP will also "watch" a specific file folder so that every file copied into this Hot Folder will be automatically processed.

The job files copied to this folder will be processed according to user settings: hold, Ripped or printed.

This mechanism allows the client workstations to generate jobs that need to be printed without the need of having the RIP up and running: they can print from the applications by using "Print to File", and save the file in the designated hot folder.

This can be done only from:

     o    RIP server computer

     o Client workstations accessing to shared Hot Folder, when the Hot Folder is made available trough the local network


10.7. Printing by Drag-and-Drop file to RIP user interface window

The user will be able to print by dragging and dropping directly to the RIP management window.

This can be done only from the RIP server computer (standalone scenario).

10.8. Automatic Color calibration (also called Close Loop Color)

HP Intellectual Property (we have some patents on this), we provide the implementation instructions to Scanvec Amiable.

To guarantee color accuracy and consistency, a color calibration mechanism will be implemented in the SW RIP whenever the printer device is able to support it.

This Close Loop Color functionality will require also the right support in the HP printer device:

     o    Built-in color density measurement device

     o    Bi-directional communication between RIP and printer

     o    API to provide data back to the printer (Varware+)

The calibration process, which shall be supported by the SW RIP, consists on the following steps (just general mechanism, HP will provide a more detailed specification of the calibration process):

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HP SW RIP External Reference Specification                             [hp logo]
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USER (UI)                 RIP                     EIFFEL

        Launching
    -------------------}  | |                       |
                          | |     VW: Start GLC     |
    {------------------   | |  -------------------} |-|
      Initialization      | |                       | |
                          | |      Time drv         | |
                          | |  {------------------- |_|
                          | |                       |
                          | |                       |_
                          | |                       | |
          Printing        | |    PLC: CLC pattern   | |
    {------------------   | |  -------------------} | | -}|-|
                          | |                       | |   | |
                          | |                       | |   | |
                          | |          Receiving    | |   | |
                          | |                       | |   | |
                          | |                       | |   | |
                          | |                       | |   | |        Printing
                          | |                       | |   | |
                          | |                       | |   | |
       Finishing          | |  {------------------  |_|   | |
        printing          | |                       |     | |
                          | |                       |     | |
                          | |       VW: SRST        |_    | |
    {------------------   | |  -------------------} | |   | |
                          | |                       | |   | |
       Dry time info      | |       Time Scan       | |{-}|_|
    {------------------   | |  {------------------- | |
                          | |                       |_|
                          | |                       |
                          | |                       |-|
                          | |                       | |       Drying
                          | |                       |_|
                          | |                       |
                          | |                       |
       Scan time info     | |       VW: STXF        |-|
    {------------------   | |  {------------------} | |
                          | |                       | |
                          | |     VW:QCLC Ret{}3    | |
                          | |  {------------------} | |        Scanning
                          | |                       | |
                          | |                       | |
                          | |     VW:QCLC Ret{}3    | |
                          | |  {------------------} |_|


The color calibration values will be stored in the RIP server; no data is saved in the client workstation.





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HP SW RIP External Reference Specification                             [hp logo]
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10.9. Add new medias

In addition to giving the option to add a user-generated profile, we would also add a generic menu option for "Other Glossy" or "Other Coated", etc media class. HP would then provide a special set of resources for each media class which would apply a generic set of printmodes and separation functions but would apply very conservative ink limits, but optimized for the "class" of media in use. This would give the user potentially lower color gamut, but lower risk of head crashes for an unknown media.

The user would: still be required to pick up from a list to select the appropriate ICC profile to apply for the "Other..." media to use.

10.10. Getting SW RIP service packs through WEB

During the life of this product there will be some distribution of patches that will require the distribution of new files that should be copied to some RIP folder, in the way of "service packs". The SW RIP should provide support to this maintenance tasks.

For instance, if we have to distribute a new dll file to 20 users that are using the SW RIP 1.0:

o S-A will create an patchl.exe file containing the file and the commands needed to install in the right directory

o    HP will publish this file in the HP technical support WEB site

o    The user will download the file and will run it so:

     o The modification will be stored in the local "upgrade log" file, so that the version history can be consulted lately

     o    The file will be automatically copied to the right folder

In order to make easier the access to the new "service packs" the SW RIP will have an additional option in the Help Menu that will launch the standard WEB browser with the right HP WEB LTRL address (to be provided by HP).

10.11. HP Registration

The user will be able to launch the HP registration tool from:

o    The SW RIP installer

o    The SW RIP GUI main menu.

At that time the SW RIP will run the default WEB browser by using the HP provided URL address.

10.12. Maintenance/troubleshooting operations

Certain maintenance functions will be accessible from the RIP user interface:

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     o    Print log file containing information for the user about jobs started/finished, problems descriptions,)

     o Our goal will be to have a link to an external tool that will implement the different maintenance services. HP will provide the external tool and the command to launch it for PC and MAC. The RIP will launch the tool from an option in the Help Menu of the main SW RIP window.

If the user didn't install the Maintenance tool you should prompt a dialog box explaining that the tool is not available, but the user can install it from the SW RIP CD or the HP WEB site.

11. Remote Proofing (RP) requirements

In this section we are going to describe a set of common requirements to be provided in the HP SW RIP so that it's supporting the HP Remote Proofing (RP) functionality.

Instead of merging those requirements in the rest of the sections we are putting all the information in a separate section to have a complete and integrated view of all the new remote proofing functionality and required changes.

11.1. Architecture description

When talking about RP requirements we say that the RIP will act as a "Front End
(FE)", so in this section we will use this term instead of the usual RIP one.

In the Remote Proofing (RP, in short) service, the Front Ends (FE) can act as two different actors:

     o Front End as a consumer of Remote Proofs: in this role, the Front End prints proofs.

     o Front End as a producer of Remote Proofs: in this role, the Front End generates the proof file that is going to be proofed.

     o The proof file must follow the Remote Proof Data Exchange Format Specification.

The FE (SW RIP) described in this specification will work ONLY as a consumer of proof jobs.

The FE communicates with a local application that it's installed at the same time (so, it's always available). We call this application the HP Remote Proofing (RP) engine.

In the picture below you can see the different components in the system, and the interfaces among them.

The FE can receive files through the input hot folder from the PS driver (regular path) or from the remote proofing service (remote proofing path).

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
--------------
Graphic design                                          --------
application    \                                        Internet
--------------  \ TIFF, JPEG,...                        --------
                 \                                           |
App file |        \                                          |
     ---------     \                                   ----------------------------
     PS driver      \                                            HP RP engine
     ---------       \                                            (with UI)
           \          \                                ----------------------------
       PS   \          \                                    /                   |
             \          \                                  /                    |
              \          \                                / JDF file with a     |
               \          \                              /  reference to a      |
                \          \                            /   PDF job file        |
                 -----------------------------------------                      |
                                    Input Hot                                   |
                                     Folder                                     |
                 -----------------------------------------
                                        |
                                        |
                 -----------------------------------------
                                    FE engine                             -----------------
                                   (no RP UI)              -------------- Output Hot folder
                 -----------------------------------------     XML        -----------------
                                        |                      notifications
                                        |                      (job status)
                                        |
                                        |
                 -----------------------------------------
                                 Printer/Proofer
                 -----------------------------------------

The interfaces between the HP RP engine and the FE server are:

o    The RP-to-FE Input Hot Folder for reception of JDF job files.

     The format of these files is defined in the document: "HP Remote Proofing Data Exchange Format Specification".

o The FE-to-RP Output Hot Folder for notifications from the FE engine to the HP RP engine.

     This Hot Folder will consist of a queue of events (Remote Proofing Events from now on), each one being an XML file defined in a section below.

The interface definition should be protected as part of the HP Intellectual Property (some patents are pending).

Next we are going to describe the additional functionality that should be implemented for the HP Front End in term of use cases.

IMPORTANT: in order to simplify the implementation the user will not be able to change the location of neither the "Input Hot Folder" nor the "Output Hot Folder".

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1.2. Job processing lifecycle

Below you can see a description of the different job status values and the transitions between them. Each time the job is changing the status in one of the transitions there will be a notification of that change to the RP engine.

------------------------



          X



------------------------



Important:


     o The RP engine will send the remote proofs in a sequential way. No new proof file is going to be put in the FE input queue until the previous one is finished before

     o In case of errors or events requiring user interaction, the FE engine will delete the job; it will never maintain it in hold status. As a consequence, every time that the RIP is launched it will continue the processing of any proof job that could be locked in the RIP queue

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     o    If the RIP engine is sending the same notification several times to the RP engine there is no problem at all, because the job status information will be reported to the user with the correct value anyway

11.3. Use cases

11.3.1. Install/uninstall

In addition to the installation requirements of the common SW RIP we will need to include:

1. Automatic installation/uninstallation of the HP RP engine in the FE server. The HP RP engine will include the installation of the WEB server.

2.   On-line HP WEB registration

In case the user has got the previous version of the SW RIP we would like to have an installation option to upgrade to the new one so that the user doesn't have to uninstall the previous version. This upgrade pack should be small enough to make possible a WEB distribution.

In order to make possible the link between FE and RP engine, the FE installation will involve the creation of a common resource defining the Input/Output Hot Folder names:

     o    On Windows: 2 registry keys

     o    On MAC: a preference file to be stored in the "Preferences" folder.

The uninstallation of the FE will also delete the objects of the RP engine.

11.3.2. User is proofing

The FE will provide support to implement the following workflow:

     1. The "HP RP engine" is going to download proofing jobs (one JDF file each) in the FE input hot folder.

     2. The FE will automatically detect the new JDF file in the input hot folder as soon as the file is completely downloaded

     3. The FE will parse the JDF (job ticket) file to extract the PDF file path

     4.   The FE will load the PDF file as the next job to print

                  The FE will parse the JDF (job ticket) file, in order to extract the setting options to apply when processing/printing the job. Look at next section for a complete description of the job ticket settings and behavior.

     5. Process the PDF file for color management according to the instructions in the "Color management processing" section below.

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     6.   The PDF file will be ripped according to the right job ticket settings. Notify to the RP engine: OK or error.

     7.   Print the first job page

     8.   Repeat steps 10 for each page

     9. If the job was printed without problems, too, the FE will notify the event to the RP engine.

As you can see from the description above, an event notification consists of that the FE will copy an XML file to the Output Hot Folder so that the RP engine will be able to read them an update the status information about this job.

11.4. Job ticket format (simplified)

Job ticket settings:

These are the settings that will be included in the job ticket

     o    JobID: will always be present in the ticket

     o Minimum media dimensions (in points, millimeters or inches, whatever is easier to handle by Amiable): will always be present in the ticket

     o Print quality (draft, normal, best, premium): will always be present in the ticket

     o Media type (internal name of media type): will always be present in the ticket

     o Settings policy (override/cheek/rip): will always be present in the ticket

     o Perform color correction (true/false): will always be present in the ticket

     o    Pantone Emulation (true/false): will always be present in the ticket

     o CMYK input profile (absolute path to a file containing it): this setting will only be present in the ticket if "Perform color correction" is true.

     o RGB input profile (absolute path to a file containing it): this setting will only be present in the ticket if "Perform color correction" is true

     o Output profile (?) (Absolute path to a file containing it or "automatic"): will always be present in the ticket

     o    PDF file (absolute path): will always be present in the ticket

     o Result file (absolute path of the file where the output result should be written): will always be present in the ticket

//SimpleJobTicket
JobID="JobId00256"

//PrinterSettings
MediaWidth="8.0"
MediaHeight="11.0"

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HP SW RIP External Reference Specification                             [hp logo]
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MediaType="Proofing"
PrintQuality="best"
Policy="check"

//ColorManagement
ColorCorrection="true"
CMYKInputProfile="C:\Program
Files\RemoteProofing\Data\CMYKInput.icc"
RGBInputProfile="C:\ProgramFiles\RemoteProofing\Data\RGBInput.icc"
OutputProfile="automatic"
PantoneEmulation = "true"

//Files
Input="C:\Program Files\RemoteProofing\Data\Input\MyPDF.pdf"
Output="C:\Program Files\RemoteProofing\Data\Result\JobId00256.jmf"
CLCOutout = ="C:\Program Files\RemoteProofing\Data\Result\JobId00257.jmf" // if clc is required

Note:
> (1) // means a comment line;
> (2) we use key = value each line;

Behavior:
      The processing of the job ticket is described in the following steps.

      It is also described graphically in the flow diagram (the flow diagram contains references to the steps in this section)

1    Read the ticket

2 Decide the media type and media size to use depending of the "Policy" attribute:

     1. if settingsPolicy = override, use the media type and media size, specified in the job ticket

     2. if settingsPolicy = check, the media type, and media size specified in the FE must be the same than the ones specified in the JT, if that is not the case, the job fails

     3. if settingsPolicy = rip, the media type and media size specified in the RIP will be used regardless of the job ticket settings in any case, the print quality will always be set to the one specified in the job ticket

3    Select the color profiles to be used to print the job:

     1. if performColorCorrection = true, the CMYK and RGB input profiles specified in the JT must be used. the input profiles are always defined if performColorCorrection = true

     2. if the output profile is set to "automatic", it is selected automatically by the FE, depending on the print quality and media type settings; otherwise, the color profile specified in the job ticket is used as output color profile

     3. if the FE cannot access any of the color profiles specified, the job fails


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HP SW RIP External Reference Specification                             [hp logo]
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     4    Rip and print the job

          1. If the FE cannot access the PDF or there is an error ripping or printing the file, the job fails. if the job can be printed correctly, it finishes successfully

          2. When the job finishes, either succesfully or due to an error, the result file specified in the job ticket is writen by the RIP. The minimum information required is:

               o  termination status (OK or error)

               o  error code (if termination status is error)

Notes:

o the RIP does not have to extract any profile from the PDF, profiles are extracted by the RP software before passing the contents to the RIP. The RIP just has to process the PDF file as any other PDF file (making sure that it uses the settings specified in the job ticket)

o the RIP does not have to delete any of the files (PDF, profiles...) the only file that it will have to remove is the JT itself once it is processed

o we need a list of possible errors from the Amiable RIP. These errors should include the error causes specified in the previous algorithm

Below you have a picture describing the workflow:

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HP SW RIP External Reference Specification                             [hp logo]
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
                                                                                                                            Step 1

                                                        Read Job Ticket
                                                               |
                                                               |
                                                               |                                                            Step 2
                                                               |
                                                               |
                check                              JobTicket.PolicySetting?                             rip
                  |                                            |                                         |
                  |                                            |                                         |
                  |                                            |                                         |
                  |                                        override                                      |
                  |                                            |                                         |
- no -- (JobTicket.MediaType==
|       RIP.Media Type) &&                      MediaType=JobTicket.MediaType;                  MediaType=RIP.MediaType;
|       (JobTicket.MediaSize    ---- yes ---->  MediaSize=JobTicket.MediaSize                   MediaSize=RIP.MediaSize
|       less than or equal to                                  |                                         |
|       RIP.MediaSize)                                         |                                         |
|                                                              |<-----------------------------------------
|                                                              |
|                                                              |
|                                            Print Quality=Job Ticket.PrintQuality
|                                                              |
|                                                              |
|                                                              |
|                                                              |
|                                                              |                                                            Step 3
|                                         ColorCorrection=JobTicket.ColorCorrection;
|                                         RGBInputProfile=JobTicket.RGBInputProfile;
|                                        CMYKInputProfile=JobTicket.CMYKInputProfile;
|                                        PantoneEmulation=JobTicket.PantoneEmulation;
|                                                              |
|                                                              |
|                                                              |
|                yes                            (JobTicket.OutputProfile==                              no
|                 |                              "automatic")                                            |
|                 |                                                                                      |
|                 |                                                                                      |
|                 |                                                                                      |
|     Select output profile using the                                                  OutputProfile=JobTicket.OutputProfile
|     RIP media description files
|                 |                                                                                      |
no                |                                                                                      |
|                 ----------------------------------------------------------------------------------------
|                                                              |
|                                                              |
|                                                              |                                                            Step 4
|                                            RIP and print the input PDF
|                                            specified in the job ticket, using the
|                                            settings calculated in the previous
|                                            steps
|                                                              |
|                                                              |
|                                                              |                                                            Step 5
|                                            Write result (OK or error and error
-------------------------------------------> code) to the result file specified in the job ticket

11.5. Color management processing

The FE will extract the ICC profiles from the PDF file, and will use it for the color processing as described in the document "Eiffel Color Pipeline description".

The spec is described in this Adobe document:

Note that there is a part "Known Output Intent dictionaries" which


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HP SW RIP External Reference Specification                             [hp logo]
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describes the PDF/X intent dictionary.

The basic process is:

  -look for a PDF/X Output Intent dictionary

  -if it exists, and it includes an Output_Condition_Identifier key, extract the ICC profile from this key

  -if this profile is CMYK, use it as CMYK emulation profile

  -if this profile is RGB, use it as RGB emulation profile

11.6. PDF/Proof job settings

The job settings will be checked according to the specification defined in the document "Remote Proofing Data Exchange Format Specification" (look at the user proofing scenario above).

The FE will compare the print setting values contained in the job ticket with the values selected in the FE at this moment. Those parameters are:

o    Media type

o    Media size

o    Print quality

o    Resolution


11.7. Graphical interface functionality


There will be some menu options from the FE GUI that will launch the HP RP engine tool.

Every time one of these events is detected, the FE will copy an XML file to the Output Hot Folder so that the RP engine will be able to read them an update the status information about the pending proof jobs.

The contents of the XML file are:

o    Events information

o Complete information of the proof jobs running at this moment (status snapshot for all the proof jobs in the FE queue)



The format of the XML notification file will be:

(open angle bracket) Simple_JMF (close angle bracket)
JobID = "JobId00256"
Result = "OK"
ErrorCode = "RIP FAILED"
ExtraErrorMsg = "anything or emty"
(open angle bracket) /Simple_JMF (close angle bracket)


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HP SW RIP External Reference Specification                             [hp logo]
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Result can be:
"OK"
"FAIL"

ErrorCode Can be:
"RIP FAILED"
"OPEN PORT ERROR"
ExtraErrorMsg Can be empty or any string;

12. SW RIP common features

12.1. Supported file formats for JOB files

                              Printer spooler  RIP hot folder  RIP drag-and-drop
True Adobe PostScript level 3       OK               OK                OK
PDF 1.3 and previous                                 OK                OK
EPS                                 OK               OK                OK
JPEG                                                 OK                OK
TIFF                                                 OK                OK
BMP (Windows only)                                   OK                OK

12.2. SW RIP queue management

The user will be able to access to the following options from the SW RIP GUI:

o    Job status information

o    Cancel current job

o    Cancel a queued job

o    List of already printed jobs

o Ability of reprinting a job without having to render it (save rendered jobs in Mac and Windows)

o    Reorder jobs in queue

12.2.1. Render-while-printing


The user will have the option to activate the Render-while-printing mode, that is, the RIP starts to send data to the printer as soon as the first rendered band is ready, instead of waiting until the job is completely Ripped. By doing that we will see that


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HP SW RIP External Reference Specification                             [hp logo]
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the printer will start printing much earlier than when using the sequential process (RIP the complete job, then, print).

On the other side, enabling this option could cause printing pauses in the middle of the print process because maybe the RIP is not going to be able to render data at higher speed rate than the printer is consuming the data.

The user shall be able to enable/disable the print while rendering option from the RIP server GUI, at least on Windows.

12.3. Connectivity

Connectivity will be provided through:

o    MAC:
     o    USB interface (when the OS version and PS driver are supporting it)
     o    AppleTalk
     o    TCP/IP

o    Windows:
     o    ECP parallel port interface
     o    USB
     o    TCP/IP

12.4. Color management

12.4.1. Pantone emulation tables integration:

Pantone certified for key medias and CMYK emulation tables for rest of medias/printmodes

12.4.2. Press ink emulation

HP will provide the tables, and they will be integrated in the RIP for:
SWOP, Euroscale, TOYO, and DIC.

12.4.3. RGB emulations

Built-in RGB emulation tables (provided by HP): sRGB, Apple RGB, ColorMatch RGB, Adobe RGB.

12.4.4. Capability for user adding new input ICC profiles

12.4.5. Apple Colorsync profiles compatibility

12.4.6. Built-in ICC output profiles

For supported HP medias, HP will provide the profiles to be included in the RIP. Those profiles will be automatically selected according to media type and quality level.


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HP SW RIP External Reference Specification                             [hp logo]
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12.4.7. Easy Pantone algorithm integration (provided by HP)

12.4.8. Automatic Black Replacement (ABR)

12.5. Print management

12.5.1. Media source selection

Capability to select between the available media trays:

o    default input tray

o    optional secondary tray

     o    flat pass through path.

12.5.2. Media type selection

The SW RIP will show a list of media types so that the user can select the right option to use in next printouts.


12.5.3. Print quality selection

In the printer engine, print quality is an attribute that is obtained as a combination of several parameters such as the resolutions of the contone data, halftoned data and printing grid, the number of passes required to put all the ink on the media, the specific nozzles used in this process, the amount of drops to fire, time to wait for ink drying, etc.

All this is hidden from the user, whose only decision to make is to select the media type and the quality level desired. The RIP, based on those two inputs, has to make the correct actions, providing the right data to the printer engine

12.5.4. Multiple copies

Capability of printing multiple copies of the selected job.

12.5.5. Job Preview

The main value from preview is to indicate when there is clipping or not, so, we are talking about a layout preview that takes into account the printable area for each media size.

The Job Preview will have several options:

o    Complete layout preview: showing all the job pages at once

o    Page preview: it shows the job in a page per page basis


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HP SW RIP External Reference Specification                             [hp logo]
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12.6. Layout management

All features described here shall be accessible from the client workstation and from the server user interfaces.

12.6.1. Portrait and Landscape

12.6.2. Resizing and scaling

o    By percent

o    By specifying width and height

o    Fit to media

12.6.3. Grayscale

12.6.4. Mirror

12.6.5. Rotation

12.6.6. Custom page size

No issues with margins and custom page size in any of the top applications:
Adobe Illustrator, Adobe PhotoShop, Adobe Page-Maker, Adobe In-Design, QuarkXpress, PowerPoint.

Full Bleed

The user must be able to specify ink areas for printing and the system will automatically specify and add the appropriate margins according to the media type. For instance: load a B+ and have B printable area.

12.7. Font support

12.7.1. Roman PS fonts

PS3 comes standard with 136 Roman fonts and these should automatically be installed on a user system:

o    When Macintosh or Windows drivers are installed

o    At a moment selectable by the user

12.7.2. Double-byte PS fonts

Additional support is required for those localized versions (CJKT) that make use of double byte fonts. Two different font technologies, CID and OCF, are currently in use and must be supported. The best way to verify this functionality is by qualifying some specific sets of fonts for each language:


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HP SW RIP External Reference Specification                             [hp logo]
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Country   Requirement            PS fonts                      True Type

Japan     Ryumin-Light KL        Support: Adobe Type
          and Gothic-BBB         Library
          Medium

Korea                            Qualify: SoftMagic,
                                 HanYang, Sandol, Hancom
                                 and C2D2.

China                            Qualify: Hanyi and Founder    Qualify: Hanyi,
                                                               Founder,
                                                               Synotype

Taiwan                           Qualify: Arphic               Qualify: Arphic
--------------------------------------------------------------------------------

For Japan, two font families from Morisawa will be included and installed automatically on the user hard disk. These fonts are Ryumin-Light KL and Gothic-BBB Medium. Copy protection scheme is transparent to the user.

12.7.3. OpenType Fonts

On Windows 2000 environment, OpenType technology (TrueType and PostScript integration) is supported. The software RIP should support it.

12.7.4. TrueType Fonts

These fonts are supported by all the Operating Systems (Windows 9X, Windows NT and Mac OS), but each one is handling them very differently, depending on the driver capabilities:

o On Windows 9X, the Adobe PS driver can convert TrueType fonts to Type 42 before sending it to the PostScript interpreter. They can be used effectively.

o On Windows NT and Macintosh OS Microsoft and Apple drivers cannot properly convert TrueType fonts to a PS format. Adobe PS drivers do convert TrueType fonts, but only recent versions are localized.

All this should be taken into account when the RIP is processing PS/EPS jobs generated externally.

In order to process embedded TT fonts on those scenarios we would like to have a SW RIP that supports direct TT rasterization, but only if this is not involving a separate module to be developed from scratch (for instance, if the new CPSI version is including this functionality, HP will require to use it).

12.7.5. Fonts Substitution tool

A font substitution mechanism (font-mapper) is required, so that the fonts that are requested in a PS print job are appropriately handled.

If a font requested by a job is not found on the system, certain substitutions will take place (i.e., use Courier font in a Roman environment, another substitution that makes sense in non-Roman environments).


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This mechanism can also be used to create font mappings (specific font substitutions) that can solve font naming issues, or TrueType to PostScript aliases.

This Font-Manager also will cover double-byte fonts. It could be released as a separate utility, installable with the software RIP, with the appropriate documentation.

13. SW RIP metrics

HP will require a set of goals in some functional areas that are described below.

13.1. Print Test suite

HP will provide a test suite consisting on typical user prints. The SW RIP will be able to process all those prints so that it fits the functional goals defined before.

13.2. Throughput Requirements

The time to process a job is a function of a number of parameters including whether background of foreground printing is used, complexity of the print job (print quality, number of passes, color settings), load on the network, the CPU (internal HD, amount of RAM, processor), and I/O channel.

The following fundamental time metrics are to be used in measuring performance:

o    Return to application (RTA)
o    Click to Start printing
o    Mechanical printing time
o    Click to Clunk (just add click to start and printing times).

---
 X
---

Return to Application (RTA)

RTA is defined here as the time from starting the printing process (click) to when the host is ready to continue normal working with application (no noticeable performance degradation due to printing process). The generic goal for RTA time equals 10% of the total printing time (click to start plus printing time).


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HP SW RIP External Reference Specification                             [hp logo]
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HP understands that actual RTA time highly depends on specific plot and RIPping computer performance, so a plot suite with specific RTA times defined for each plot will be provided by HP.

Reduced RTA is one of the main differences of the HP SW RIP solution when the RIP is running in the same workstation than the graphics application, compared to the separated scenario (client/server): in the case of 2 different workstations (client and server) the ripping of the job if performed on the server and so the client workstation is not heavy loaded.

So, RTA goals shall be defined for both: the typical configuration where the client is running on a different workstation than the server, and the standalone ones.

Click to Start printing

This is the time since the starting of the printing process (i.e., the users clicks on "print" in the application) to the moment the printer effectively starts to print.

Same requirements than RTA.

Mechanical printing time

Once the RIP starts sending rendered data to the printer device engine, a minimum-rendering throughput shall be guaranteed in order to avoid printing stopping in between swaths (which can produce image quality problems).

HP will provide additional information with the required rendering throughput (Kbytes/s) for each particular media/print quality combination.

The compression algorithm to be applied to the generated raster data shall be the method number 2 as described in the PCL Implementers guide (TIFF Pack bits Encoding).

HP is responsible for defining a table of resolutions/print times that meets I/O bandwidth as well as detailed throughput goals for the plots included in the Eiffel plot suite. The contractor is responsible for providing a SW RIP that can provide defined rendering speeds for the plots included in the Eiffel plot suite.

A requirement that must be clearly stated (for PQ reasons) is that the printer must not stop printing. So the solution has to guarantee that once data is start being sent to the printer the above Mbytes/sec speeds are guaranteed until the end of the job (assume that the printer starts printing as soon as the first data is received).

Click to Clunk, or total printing time

This is the total time between the user clicks to print until the printer has printed the job and returns to the "Ready" status.

13.3. Color performance goals


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HP SW RIP External Reference Specification                             [hp logo]
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13.3.1. Color Accuracy vs. Target


The accuracy goal will be measured for the following media and print qualities:

o    Glossy media / Best mode

o    HeavyCoated media / Best mode

HP Note: Specific detailed test method TBD, but it will involve sending a set of color patches in the L*a*b* color space to avoid the effect that the input ICC profile might have on the accuracy.

13.3.2. Color Consistency

The goal of the system is to provide a maximum color variability of some dE number.

This variability is a different measurement, depending on what part of the printing system is being tested:

o Proof to proof: total range of color values for a single color patch at the same location on the page for ten consecutive prints on the same printer, produced with no intentional pauses in the printing cycle.

o Machine to Machine: maximum difference of equivalent color patches between the average of ten prints on any two Eiffel printers, after calibration.

o Ink/Print-Head Change: maximum color change after following the recommended color calibration process when a printer undergoes an ink change and / or printhead change. 95% of all the patches printed must meet these criteria.

The color patches might well be a specific IT8 subset, printed with under certain conditions and settings (number of patches, media, color emulation...)

HP Note: Specific detailed test method TBD.

Both color attributes, accuracy and consistency, will be considered in the Quality Plan, and more specifically of the Writing System Test executed by HP.

14. Licensing restrictions

14.1. Device model check licensing
The SW RIP will check the printer's model identification every time that the user is beginning to use a different RIP IO configuration, in order to ensure the device is licensed to use the SW RIP facilities. In case the device model ID is not the correct one the SW RIP will refuse the connection.

The SW RIP will always be shipped/distributed jointly with the HP printer device.


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HP SW RIP External Reference Specification                             [hp logo]
--------------------------------------------------------------------------------

14.2. Japanese fonts licensing

As mentioned above, the Japanese version of the software will implement a software protection scheme that will be password protected. This will allow the installation of the two Adobe Heisei Japanese fonts.

The licensing mechanism is based on:

1. The CD will have an sticker containing: user ID and product password

2. At installation time the user will get a dialog box asking for user ID and password

3. After providing the right data, the SW RIP will install the Japanese fonts in the hard disk (encrypted according to the user ID)

Given that those fonts are licensed by Adobe, it's needed the agreement of Adobe authorized representatives on the fonts licensing/distribution mechanism.

15. HP products compatibility

Compatibility with PostScript and Windows drivers. printer models.

Compatibility with other SW RIP (can coexist in same computer): Eiffel Heidelberg SW RIP (for second release, in this case), any other HP SW RIP developed according to the HP SW RIP product line specification.

Any kind of incompatibility must be communicated and approved by HP representative.


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HP InkJet Commercial Division                         Monday, December 10, 2001

                            EXHIBIT B PRICING EIFFEL

1. LICENSE FEE

The per unit license fee for HP Product shall depend on the number of HP Product units distributed by HP (including HP's subsidiaries, affiliates, divisions and permitted sub licensees, as detailed below:

License fee Basic

         HP Product units         Fee per HP Product unit
         ----------------         -----------------------
           higher

License fee (Workgroup B )

         HP Product units         Fee per HP Product unit
         ----------------         -----------------------
           higher

This price is inclusive of Adobe Postscript. It is inclusive of all fonts, except for Japanese version, for which additional purchase of fonts will be required by Adobe Systems, Inc. HP may choose two Morisawa fonts at or two Heisei fonts at

2. LICENSE FEE CALCULATION

License fees will be calculated on a quarterly basis based on the number of HP Products shipped by HP during each HP fiscal quarter. The eighth day after the official quarter, HP shall send to Scanvec-Amiable a communication with the official number of HP Product units sold in the prior quarter. The official end dates for HP quarters are (31st January, 30th March, 31st July and 31st October).

Royalty fee will be calculated on a quarterly basis based on number of HP Products shipped by HP during each HP fiscal quarter. HP will provide SA a quarterly royalty report listing total units shipped.

3. LICENSE FEE PAYMENT

All license fees due in accordance with the term of this Agreement shall be paid in US dollars within 30 days after reception of the appropriate invoice by HP.

SA shall send its invoices at the following address:

Hewlett-Packard Company
4920 Centennial Blvd Building B
Attn: Sonia Acosta
Colorado Springs, Colorado 80919

4. NON-RECURRING ENGINEERING CHARGES (NREs)

NRE charges agreed by the parties amount to which shall be paid by HP to Scanvec Amiable Inc, according to the following deliverables schedule (prior reception by HP of the appropriate invoice).

Upon signing of the Eiffel GA addendum
Upon delivery of English Gold bits
Upon delivery of all localized Gold bits

All NRE payments due in accordance with the term of this Agreement shall be paid in US dollars 30 days after reception of the appropriate invoice by HP.

                                     ANNEX C


                          HP SOFTWARE LICENSE PERSONAL:

ATTENTION: Use of the Software is subject to the HP Software License terms set forth (below).

         Using the software indicates your acceptance of these license terms. If you do not accept these license terms, you must return the product for a full refund. If the Software is supplied with another product, you may return the entire unused product for a full refund.

HP Software Product License Agreement (HP DesignJet printer software)



         1. The license is granted in return for purchase of the associated HP DesignJet printer or payment of the appropriate fee as specified by HP.

         2. A nonexclusive license is granted to use the Software solely for user's own internal business purposes on up to three computers connected to a single HP DesignJet Ops printer associated with this Software, where each copy of the Software including the remote proofing engine and the associated drivers are used on a same single computer.

         3. This license binds the customer who opens this Software package and any transferee authorized pursuant to section 8 below. For purposes of this License:

         a) The term "user" means such customer and any authorized transferee;

            and

         b) The term "use" means storing, loading, installing, executing, or displaying the Software including the remote proofing engine and the associated drivers, in accordance to the user guide and in conjunction with the associated HP Designjet 10 ps printer.

         4. The Software may not be duplicated or copied except for purposes of installing and using it according to the terms of this License, or for archival, backup, error identification, or replacement of defective media. All copies of the Software must bear the copyright and other proprietary notices on or in the original media as well as any restricted rights legends on or in the original media.

         5. This License does not include the right to updates, upgrades, or other enhancements. However, this License does apply to any update, upgrade, or other enhancement provided by HP. HP reserves the right to require an additional license and fee for use of the Software on any upgraded computer, processor or controller.

         6. This license confers no title or ownership in the Software, and confers no rights whatsoever in any associated source code or in any other intellectual property of HP or its third party supplier(s). This License is not a sale of any rights in the Software.

         7. The Software may not be disassembled, decompiled, decrypted, or reverse engineered unless HP's prior written consent is either obtained or not required by law. In some jurisdictions, HP's consent may not be required for disassembly or decompilation. Upon request, the user will provide HP with reasonably detailed information regarding any disassembly, decompilation, decryption, or reverse engineering.

         8. This License is transferable subject to HP's prior written consent and payment to HP of any applicable transfer fee(s), and subject to the transferee's agreement in writing to the terms and conditions of this License. Upon any such transfer, the transferor will immediately deliver all copies of the Software to the authorized transferee, and the transferor's rights under this License will automatically terminate. This License is also binding on any involuntary transferee.

         9. Any third party supplier of the Software may protect its rights in the Software against violations of this License, including any infringement of the third party supplier's copyright(s).

        10. HP may terminate this License upon notice to the user for failure to comply with this License. Immediately upon the termination of the License, the user will destroy or return to the License, the user will destroy or return to HP all copies of the Software, including all copies from any adaptation into which such copies are merged (except for individual pieces of user data in a related database).

        11. If the Software is licensed for use by the U.S. government, the user agrees that the Software has been developed entirely at private expense and is delivered as "Commercial Computer Software" as defined in DFARS 252.227-7013 or as "Restricted Computer Software" as defined in DFAR 52.227-19, as appropriate.

        12. User may not export or re-export the Software or any copy or adaptation in violation of any applications or regulations.

                         HP SOFTWARE LICENSE WORKGROUP:




ATTENTION:



Use of the Software is subject to the HP Software License terms set forth
(below).

Using the software indicates your acceptance of these license terms. If you do not accept these license terms, you must return the product for a full refund.

If the Software is supplied with another product, you may return the entire unused product for a full refund.

HP Software Product License Agreement (HP DesignJet printer software)

l. The license is granted in return for purchase of the associated HP DesignJet 20ps printer or payment of the appropriate fee as specified by HP.

2. A nonexclusive license is granted to use the Software, comprising Server Components, including the remote proofing engine, and Drivers, solely in conjunction with a single HP Designjet 20ps printer, either standard or upgraded, and for: (i) one full -featured server installation and use of the Server Components, including the remote proofing engine, in a single file server, and (ii) unlimited number of installations and use of Drivers on an unlimited number of computers, solely for the purpose of using each of the Drivers in conjunction with the Server Components, including the remote proofing engine, installed on such single file server.

3. This license binds the customer who opens this Software package and any transferee authorized pursuant to section 8 below. For purposes of this
   License:

a) The term "user" means such customer and any authorized transferee;

   and

b) The term "use" means storing, loading, installing, executing, or displaying the Software, in accordance with the user manual and in conjunction with the associated HP Designjet 20ps printer.

4. The Software may not be duplicated or copied except for purposes of installing and using it according to the terms of this License, or for archival, backup, error identification, or replacement of defective media. All copies of the Software must bear the copyright and other proprietary notices on or in the original media as well as any restricted rights legends on or in the original media.

5. This License does not include the right to updates, upgrades, or other enhancements. However, this License does apply to any update, upgrade, or other enhancement provided by HP. HP reserves the right to require an additional license and fee for use of the Software on any upgraded computer, processor or controller.

6. This license confers no title or ownership in the Software, and confers no rights whatsoever in any associated source code or in any other intellectual property of HP or its third party supplier(s). This License is not a sale of any rights in the Software.

7. The Software may not be disassembled, decompiled, decrypted, or reverse engineered unless HP's prior written consent is either obtained or not required by law. In some jurisdictions, HP's consent may not be required for disassembly or decompilation. Upon request, the user will provide HP with reasonably detailed information regarding any disassembly, decompilation, decryption, or reverse engineering.

8. This License is transferable subject to HP's prior written consent and payment to HP of any applicable transfer fee(s), and subject to the transferee's agreement in writing to the terms and conditions of this License. Upon any such transfer, the transferor will immediately deliver all copies of the Software to the authorized transferee, and the transferor's rights under this License will automatically terminate. This License is also binding on any involuntary transferee.

9. Any third party supplier of the Software may protect its rights in the Software against violations of this License, including any infringement of the third party supplier's copyright(s).

10. HP may terminate this License upon notice to the user for failure to comply with this License. Immediately upon the termination of the License, the user will destroy or return to the License, the user will destroy or return to HP all copies of the Software; including all copies from any adaptation into which such copies are merged (except for individual pieces of user data in a related database).

11. If the Software is licensed for use by the U.S. government, the user agrees that the Software has been developed entirely at private expense and is delivered as "Commercial Computer Software" as defined in DFARS 252.227-7013 or as "Restricted Computer Software" as defined in DFAR 52.227-19, as appropriate.

12. User may not export or re-export the Software or any copy or adaptation in violation of any applications or regulations.

                            HP SOFTWARE LICENSE 50ps:




ATTENTION: Use of the Software is subject to the HP Software License terms set forth (below).

         Installing or using the Software indicates your acceptance of these license terms. If you do not accept these license terms, you must return the product for a full refund. If the Software is supplied with another product, you may return the entire unused product for a full refund.

      HP Software Product License Agreement (HP DesignJet printer software)

         1. The license is granted in return for purchase of the associated HP Designjet printer or payment of the appropriate fee as specified by HP.

         2. A nonexclusive license is granted to use the Software, comprising Server Components, including the remote proofing engine, Drivers and associated Plugins Extensions, solely in conjunction with a single HP Designjet 50ps printer, either standard or upgraded, and for: (i) one full -featured server installation and use of the Server Components, including the remote proofing engine, in a single file server, and (ii) unlimited number of installation and use of Drivers and associated Plugins extensions on an unlimited number of computers, solely for the purpose of using each of the Drivers and associated Plugins in conjunction with the Server Components, including the remote proofing engine, installed on such single file server.

         3. This license binds the customer who opens this Software package and any transferee authorized pursuant to section 8 below. For purposes of this License:

         a) The term "user" means such customer and any authorized transferee;

            and

         b) The term "use" means storing, loading, installing, executing, or displaying the Software, in accordance to the user guide and in conjunction with the associated HP Designjet 50 ps printer.

         4. The Software may not be duplicated or copied except for purposes of installing and using it according to the terms of this License, or for archival, backup, error identification, or replacement of defective media. All copies of the Software must bear the copyright and other proprietary notices on or in the original media as well as any restricted rights legends on or in the original media.

         5. This License does not include the right to updates, upgrades, or other enhancements. However, this License does apply to any update, upgrade, or other enhancement provided by HP. HP reserves the right to require an additional license and fee for use of the Software on any upgraded computer, processor or controller.

         6. This license confers no title or ownership in the Software, and confers no rights whatsoever in any associated source code or in any other intellectual property of HP or its third party supplier(s). This License is not a sale of any rights in the Software.

         7. The Software may not be disassembled, decompiled, decrypted, or reverse engineered unless HP's prior written consent is either obtained or not required by law. In some jurisdictions, HP's consent may not be required for disassembly or decompilation. Upon request, the user will provide HP with reasonably detailed information regarding any disassembly, decompilation, decryption, or reverse engineering.

         8. This License is transferable subject to HP's prior written consent and payment to HP of any applicable transfer fee(s), and subject to the transferee's agreement in writing to the terms and conditions of this License. Upon any such transfer, the transferor will immediately deliver all copies of the Software to the authorized transferee, and the transferor's rights under this License will automatically terminate. This License is also binding on any involuntary transferee.

         9. Any third party supplier of the Software may protect its rights in the Software against violations of this License, including any infringement of the third party supplier's copyright(s).

        10. HP may terminate this License upon notice to the user for failure to comply with this License. Immediately upon the termination of the License, the user will destroy or return to the License, the user will destroy or return to HP all copies of the Software, including all copies from any adaptation into which such copies are merged (except for individual pieces of user data in a related database).

        11. If the Software is licensed for use by the U.S. government, the user agrees that the Software has been developed entirely at private expense and is delivered as "Commercial Computer Software" as defined in DFARS 252.227-7013 or as "Restricted Computer Software" as defined in DFAR 52.227-19, as appropriate.

        12. User may not export or re-export the Software or any copy or adaptation in violation of any applications or regulations.

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT N" OM - XX/01

                                     ANNEX D



ACCOUNT/RELATIONSHIP MANAGERS

HP                                     S-A
Andrew Mackenzie                       Ramon Harel
Hewlett-Packard Espanola, S. A         Scanvec Amiable, Inc.
Avda. Graells. 501                     2 International Plaza
08190 Sant Gugat del Valles            Suite 625
Spain                                  Philadelphia, PA 19113
                                       USA
Tel: 34 93 582 26 09                   Tel: +1610 521 6300 x102
Fax:                                   Fax: + 1 610 521 0111


DESIGNATED RECIPIENT FOR NOTICE

HP                                     S-A
Andrew Mackenzie                       Ramon Harel
Hewlett-Packard Espanola, S. A         Scanvec Amiable, Inc.
Avda. Graells. 501                     2 International Plaza
08190 Sant Gugat del Valles            Suite 625
Spain                                  Philadelphia, PA 19113
                                       USA
Tel: 34 93 582 26 09                   Tel: +1610 521 6300 x102
Fax:                                   Fax: + 1 610 521 0111

                               EXHIBIT E SCHEDULE


                                    SCHEDULE

                          (see the two following pages)

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT NUMBER

                                     ANNEX F

                        TRAINING, MAINTENANCE AND SUPPORT




Notwithstanding what has been agreed in Section 5 of the General terms and conditions of this Agreement Contractor will provide the following additional services. In case of contradiction between the General terms and Conditions and this Annex F, the General Terms and Conditions will prevail.

1.- Maintenance and Support

1.1 CCC (Consulting)

        o HP will deliver first level of support to customers through its Customer Care Centers. A second level of support will be provided by DesignJet On-Line. This second level of support will run under the responsibility of HP Sales Support Department. In case that the HP Sales Support Department cannot solve the problem, SA will provide HP with a solution as described in the table included in
             Section 2 ("Request Classification and Response and Resolution Time") below.

        SA will also provide:

        o    Technical support consulting for HP's Customer Care Centers (CCC).

        o Maintain a telephone number to provide to designated employees of HP with telephone technical support during normal business hours, and provide a designated, knowledgeable support contact for providing technical support, who may be changed by written notice.

        o Training a designated engineer (from the Technical Marketing Department) on the features and use of the RIP, so that he can be the focus from HP for post-introduction support.

        o Worldwide training classes in the US, Europe and Asia for HP support teams or any other third parties authorized by HP to carry out support tasks. Virtual training will be free. Upon request by SA, HP will bear reasonable travel expenses reimbursement for face-to-face training.

1.2 Maintenance

      1.2.1 Bug Fixing

            a) SA agrees to use its best reasonable efforts to remedy any bugs in the Program as soon as possible. In cases where severity assigned to the bug is critical, in accordance with the request classification established in the table in Section 2 below, or the bug represents a substantial risk to the sales and/or business of HP, SA will make all its reasonable efforts to provide a remedy within the time scheduled in that mentioned table in Section 2.

            b) SA will provide HP with maintenance releases according to market needs (additional fees will be agreed by the parties).

      1.2.2 Enhancements


            For all enhancements additional fees will be agreed by the parties.


            a) SA will upgrade versions to support new version of OS and major applications.


            b) SA commits to deliver maintenance releases of the previous products not more than 3 months after a major OS version of Windows or MAC will be introduced in the market, in case HP requests a version of the previous SW RIP version supporting it.

            c) SA will provide HP with two (2) maintenance releases per year during the whole Program lifetime, in case HP requests a version of the previous SW RIP version supporting it.

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT NUMBER

            d) The maintenance releases established in c) above may vary by mutual agreement of the parties.

2.- Request Classification and Response Times

                                                                   Resources &
                                                                    Schedule
                             Request        Initial Response        Assessment
       Request Level     Classification           Time            Response Time
       -------------------------------------------------------------------------
              1             Critical         2 business days     5 business days

              2            Non-critical      2 business days     5 business days


"Initial Response Time" is the time for a return call from SA to HP to acknowledge the defect.

"Resources and Schedule Assessment Response Time" is the documented allocation of all resources necessary to fix the problem within a period of time. In this assessment SA will provide HP with the different options HP can choose from to solve the problem.

        o    Critical: The customer experiences:

             a) real or perceived data loss or corruption or an essential part of the system is unusable for HP. Unusable means that HP can't or won't use an essential part of the system because of its design or a defect. Essential parts of the system are those that HP need to use the system effectively. A critical request defect will receive the full attention (100% of work time) of the engineers with an appropriate knowledge on the problem area. In addition, SA will report the status of repair efforts on a daily basis.

             b) customer effectiveness is severely compromised for an essential part of the system although all essential parts of the system can be used. This can be measured by comparison to customers expectations, previous Printers, previous releases of the same Printer or quality objectives established for the Printer or system. Effectiveness refers to HP's Printer activity and satisfaction with the work process provided by the system. Satisfaction with the work process includes concerns such as unpleasant or frustrating processes that affect the system's fitness for use. This critical request will also receive the full attention (100% of work time) of the engineer who has been designated by SA as having primary responsibility for the area in question. In addition, SA will report the status of repair efforts on a weekly basis.

        o    Non critical: customer effectiveness:

             a) is compromised, though not severely. All essential parts of the system can be used. This classification is appropriate for all parts of the system, essential or otherwise. This noncritical request will receive a fair amount of the attention of one or more of the engineering staff in order to fix the problem for the next planned release.

             b) can circumvent the problem and use the system with only slight inconvenience.

             c) a cosmetic defect.

                                     Annex G

                          Eiffel RP Test Specification

1. Introduction

This document describes the Quality-testing Plan for the Eiffel RP project. It is intended to document the overall quality expectations as well as the focus areas of the project.

Eiffel RP consist of:

o    HP Design Jet and printers

o    Adobe PS Drivers

o    Scanvec Amiable software RIP

o    HP Remote Proofing Engine

o    HP Maintenance tool

o    Readme, on-line help, and Users Guide

2. Test Scope

Project Test Goals

o    Test driver + PPD, software RIP and firmware interaction

o    Test Remote Proofing engine and software RIP interaction

o    Focus on client application testing using latest versions

o    Strong test for English version

o    Sanity test for localization's

o    Release Candidates and GoldMaster versions of the software

A full regression test will be performed according to the matrix of supported platforms. A basic test will be performed on all other platforms.

The Priority of testing the supported platforms will be as follows

o    OS 8.6            Basic Test

o    OS 9.1            Full Regression Test

o    OSX classic       Basic Test

o    Win 98            Basic Test

o    Win NT4           Basic Test

o    Win ME            Basic Test

     Win 2000          Full Regression Test

o    Win XP            Basic Test



3. Areas not to be Tested

o    Windows 3.1, Windows NT 3.51, Windows 95

o    Mac OS 8.0 and previous versions

o    Mac OS X native

o   Lan Topologies other than l0baseT

o   Older versions of Client applications listed

o   Client applications not listed in document

o Product registration completion with HP website (this does not exclude verification of browser launch with correct URL)



4. Areas to Test

     4.1 Installation

All installer options will be tested that they install completely and in the correct place. These options being Software Rip, HP Maintenance tool, HP Remote Proofing engine, as well as Read me and Registration information. Installer will also be checked for improvements that were spelled out in the Prototype release notes. Other scenarios that will be checked will be reinstalling and installing over previous driver builds.



     4.2 Uninstallation

Uninstaller will be tested to make sure that it removes all installation options. It will also be tested for improvements documented in Prototype release document. These being that the uninstaller should remove the following:

PC

o   Short cuts and start menus

o   All files in compressed and uncompressed folder

o   System printers with designjet prefix

o   Hotfolder ports

o   Clear Registry

Mac

o   Spooler

o   Preference Files

o   Desktop printer

o   Designjet Folder




     4.3 File/Job properties and Output

Printing features such as custom pages sizes, scaling, rotation, copies, etc will be tested to see that they work correctly and that printed jobs reflect selected properties. Both simple jobs and multipage jobs will be used to test the printing features. Also all supported file types will be sent through the RIP queue, those being:

o   Native

     4.4 Printing from Client Applications

Files will be sent from various client applications to test that they interact correctly with the software RIP. This test will verify printing from graphic arts applications as well as drag and drop of print files. The client application test will also verify that the jobs use the PPD for job properties instead of the Software RIP. Client applications that will be tested are below.


o   Adobe PhotoShop- Both Mac and PC
o   Adobe Illustrator- Mac Only
o   Adobe PageMaker- Mac Only
o   Adobe Acrobat- Both Mac and PC
o   Quark Xpress- Mac Only
o   Freehand- Mac and PC
o   Corel Draw- PC Only

Testing will be conducted to see how the Software RIP functions under adverse conditions. Items that will be tested include client to server disconnection recovery, server to printer disconnection recovery, and how the RIP functions after it has been on standby. Input testing of corrupt files will be done to see that the appropriate error messages appear. Client testing will be performed with both the RIP started and the RIP not started to see that the job is delivered under both circumstances. Also a stress test of printing for several hours will be performed to mimic real production conditions.



        4.5 Connectivity

Scanvec-Amiable shall test that files can successfully be sent through different protocols. Connections tested will be:

o   AppleTalk - Mac only
o   LPT - PC only
o   USB - Mac and PC
o   TCP/IP - Mac and PC

        4.6 Documentation

Scanvec-Amiable shall check that the documentation is installed and that it is launched correctly

o   Readme
o   On-line Help
o   Maintenance Tool
o   Users Guide

        4.7 Localization

It is assumed that the localized versions of software are similar to the English version so minimal functionality testing will be done. The localization testing will mostly consist of an inspection of the user interface to ensure that strings fit in the dialog boxes. All localization testing will be done on a clean installation of a localized OS. Languages that will be tested are as follows:

o   French
o   Italian
o   German
o   Spanish
o   Traditional Chinese
o   Simplified Chinese
o   Japanese
o   Korean

Amiable shall conduct a thorough test of the font-downloading feature. This feature shall be exercised Japanese fonts for the following operating systems: all major variants of the Macintosh OS, Windows NT4, and Windows 2000.

        4.8 RP Engine

Remote Proofing Engine feature is new for this version. Remote Proofing Engine integration shall have its own functionality testing as well as testing its interaction with the software RIP. Area's that will be focused on are as follows.

Integration

o Test that files generated by RP are accessible and usable by the SW RIP (That is the files are readable by the SW Rip and appear in the expected locations)

o Test that the default hot-folder supplied by the SW RIP processes files properly; rip and print

o Verify under different installations that the registry keys generated by the SW RIP, for consumption by RP, are properly set

o Test that RIP generated notification messages are accessible and useable by RP (That is the files are readable by the RP and appear in the expected locations)

o Test that the Job Ticket values are honored by the RIP. This includes but is not limited to: print settings, media size, and orientation.

o The check notification options interact with the SW rip correctly either halting the job or sending it to the SW RIP

RIP functionality limit testing

o Test that the RIP recovers gracefully from unsupported Job Ticket values or configurations